UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Murphy Oil Corporation

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MURPHY OIL CORPORATION

2021 NOTICE OF ANNUAL MEETING & PROXY STATEMENT

Annual Meeting of Stockholders to be held Wednesday, May 12, 2021

MURPHY
OIL CORPORATION

Leaning Into Challenges

with Sustainable Solutions

YOUR VOTE IS IMPORTANT

Please vote online, by mobile device, by telephone, or, if you received your materials by mail, you can sign and return your proxy card.

INTERNET	MOBILE	PHONE	MAIL	IN PERSON

Go to www.proxyvote.com. You will need the 12 digit number included in your proxy card or notice.	You can scan this QR code to vote with your mobile phone. You will need the 12 digit number included in your proxy card or notice.	Call 1-800-690-6903. You will need the 12 digit number included in your proxy card or notice.	Send your completed and signed proxy card to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	See page 60 regarding meeting attendance.

Notice of Annual Meeting of Stockholders

Date: Wednesday, May 12, 2021 Time: 10:00 a.m. Central Daylight Time / 11:00 a.m. Eastern Daylight Time Virtual Location: www.virtualshareholdermeeting.com/MUR2021

The 2021 Annual Meeting of Stockholders of Murphy Oil Corporation, a Delaware corporation, will be held on Wednesday, May 12, 2021, at 10:00 a.m. CDT, in a virtual-only format via live webcast at the www.virtualshareholdermeeting.com/MUR2021. The Proxy Statement is first sent to stockholders on or about March 26, 2021.

Matters to be voted on:

1	Election of Directors;

2	Advisory vote to approve executive compensation;

3	Approval of the proposed 2021 Stock Plan for Non-Employee Directors;

4	Approval of the action of the Audit Committee of the Board of Directors in appointing KPMG LLP as the Company’s independent registered public accounting firm for 2021; and

5	Such other business as may properly come before the meeting.

Record date:

Only stockholders of record at the close of business on March 15, 2021, the record date fixed by the Board of Directors of the Company, will be entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. A list of all stockholders entitled to vote is on file at the office of the Company, 9805 Katy Freeway, G-200, Houston, Texas 77024, at least ten days before the meeting.

Your vote is very important to us and to our business:

Prior to the meeting, you may submit your vote and proxy by telephone, mobile device, the internet, or, if you received your materials by mail, you can sign and return your proxy card. Instructions on how to vote can be found on page 61.

E. Ted Botner

Senior Vice President, General Counsel and Corporate Secretary

Murphy Oil Corporation

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 12, 2021:

We have elected to take advantage of the U.S. Securities and Exchange Commission (the “SEC”) rules that allow us to furnish proxy materials to the Company’s stockholders via the internet. These rules allow us to provide information that the Company’s stockholders need while lowering the costs and accelerating the speed of delivery and reducing the environmental impact of the Annual Meeting. This Proxy Statement, along with the Company’s Annual Report to Stockholders, which includes the Company’s Form 10-K report for the year ended December 31, 2020, are available via the internet at www.proxydocs.com/MUR.

2021 PROXY STATEMENT      i

 Murphy Oil at a Glance

Our Social and Environmental Sustainability

Our People

Competitive compensation, outstanding benefits and a global work environment help us to attract and retain talented people, the real strength of our Company.

A summary of employee benefits, which may vary by country, is listed below:

·	Medical, dental, and vision health care coverage

·	Birth or adoption of a child paid leave

·	Additional paid personal time off for personal matters

·	Health Care Flexible Spending Account

·	401(k) Savings Plan with Company match

·	Retirement Savings Plans

·	Life and AD&D Insurance Benefits

·	Employee Assistance Program

·	Employee Educational Assistance

·	Travel Assistance Program

·	Employee gift matching (as outlined in the Compensation Discussion & Analysis)

In 2020, we expanded the diversity disclosures of minorities and women in our 2020 Sustainability Report. We also continued to build upon our diversity and inclusion efforts throughout the year by focusing on (i) building strategic recruiting relationships, (ii) training and development opportunities, and (iii) exploring partnerships with minority and women-owned businesses.

Climate Change

We share the climate change concerns of all our stakeholders, and we are proactively aligning Murphy’s role to meet the needs of the energy transition and to mitigate our environmental impact.

·	We have adopted the Murphy Guiding Principles for Climate Change

·	We sponsor the Massachusetts Institute of Technology’s Joint Program on the Science and Policy of Global Change

·	We invest to reduce greenhouse gas (GHG) and other emissions. From 2015 to 2019, environmental expenditures to reduce emissions totaled approximately $100 million

During 2020, the Company made significant strides in our sustainability efforts:

·

We expanded our GHG, air quality, climate risk management and biodiversity management public disclosures in line with the Sustainability Accounting Standards Board (SASB) and Task Force on Climate-related Financial Disclosures (TCFD) guidelines

·

We established a goal of further reducing our GHG emissions intensity 15% to 20% by 2030 from our 2019 levels, excluding divested assets from the 2019 baseline, for an aggregate of 35% to 40% reduction from our reported 2019 levels

·

We expanded the responsibilities of our Health, Safety, Environmental & Corporate Responsibility Committee of the Board to include Environmental, Social and Governance (ESG) issues, as well as climate change matters

·	We established an ESG Executive Management Committee, and hired a Director of Sustainability role

·

Looking forward to 2021, the Executive Compensation Committee of the Board has approved the addition of a GHG emissions reduction metric to accompany the safety and spill rate metrics in the ESG component of the Company’s Annual Incentive Plan (AIP)

ii      MURPHY OIL CORPORATION

Health, Safety & Environment

Our commitment to health, safety and environmental protection has been part of our long business history and continue into our future.

Charles H. Murphy, Jr. was a forerunner in the environmental awareness movement. His efforts helped lead to new standards and practices for the oil and natural gas industry and we strive to do the same today.

·	We established a Health, Safety and Environmental Committee of the Board in 1993

·	Safety metrics, including both employees and contractors, have been included in annual incentive plan performance metrics since 2008

·	Environmental metrics have been included in annual incentive plan performance metrics since 2016

·	We are a founding member of the API Environmental Partnership, launched in 2017, which is focused on cutting methane emissions

·	Our worldwide Health, Safety and Environment Management System applies to every Murphy employee, contractor and partner

·	We have a dedicated Health, Safety and Environment Executive Advisory Committee

We monitor environmental performance and strive for continual improvement:

·	In 2020, the Company adopted a volume-based spill rate metric target of 4.9 barrels per million barrels of oil equivalent produced and achieved a spill rate of 1.1

·	Achieved year-on-year flaring reductions in North America onshore by implementing natural gas takeaway installations, compressor upgrades and engineering controls

·

In Canada Tupper West Montney, we implemented produced water storage facilities allowing for up to 100% recycle of produced water, and we continue to advance recycled water use in our Eagle Ford Shale business

Our Communities

We proactively seek opportunities to engage constructively and creatively with the local communities.

·	Our country entry process requires local stakeholder engagement

·	Ongoing host country stakeholder engagement and communication

·	Opportunities to support local communities through:

-	Prioritization of local suppliers

-	Threshold investment targets for local content

-	Specifications for local companies or workers

-	Commitments to social investment programs

·	Founding member of the South Texas Energy & Economic Roundtable (STEER) program in the Eagle Ford Shale region

·	Enacted an Indigenous Rights Policy

·	Exceptional corporate citizenship programs, including the El Dorado Promise Scholarship Program:

-	Established in 2007

-	Enables graduates of El Dorado High School to have their college tuition and mandatory fees paid at any, public or private regionally accredited university in the United States

-	College enrollment rate of El Dorado High School graduates has surpassed state and national levels

-

University of Arkansas study found that the Promise was associated with a 16.5 percentage point increase in college enrollment and a 10.7 overall percentage point increase in bachelor’s degree completion

2021 PROXY STATEMENT      iii

 Murphy Oil at a Glance

Our 2020 Financial and
Operational Highlights

Lower commodity prices in 2020, resulting from certain global producers increasing supply and reduced demand from the beginning of the COVID-19 pandemic led Murphy to reduce capital expenditures to strengthen liquidity and remain competitive over the long-term across its multi-basin operations. Further, following a company-wide review and reorganization, Murphy reduced its general and administrative cost base.

The increased focus on maximizing free cash flow and strengthening liquidity was further supported by establishing additional price protection through fixed price crude oil contracts and physical natural gas forward sales contracts.

In 2020, for the Onshore assets, Murphy sanctioned the low-cost Tupper Montney development and reduced capital to a level that stabilizes Eagle Ford shale production at its current level. For the Offshore assets, Murphy continued to support its long-term deepwater Gulf of Mexico projects, and advance its exploration program in the Gulf of Mexico, offshore Mexico, Brazil and Vietnam.

Overall, Murphy remains steadfast in its strategy and is well-positioned for generating future free cash flow with a flatter oil production profile, while continuing to focus on shareholders through its long-standing dividend policy and reducing debt.

Other highlights for 2020 include:

Financial

$803 MM Approximate net cash provided by continuing operations. $57 MM of free cash flow generated in 2020, including non-controlling interest and excluding King’s Quay floating production system[1]

·  Preserved liquidity of $1.7 billion, including $310.6 million of cash as of December 31, 2020 and $1.4 billion available on an unsecured revolving credit facility

·  Decreased full year net general and administrative costs by 40% from 2019, establishing a baseline for a continued lower cost structure

·  Maintained capital discipline, reducing full year capital expenditures by approximately 50% ( compared to the Company’s original budget) to $712 million, excluding King’s Quay floating production system[2]

Operations

·  Sanctioned low-cost low carbon Tupper Montney development project

·  Progressed Khaleesi/Mormont and Samurai projects in Gulf of Mexico ahead of first oil production in mid-2022

·  Maintained reserve life index of more than 11 years with 57% proved developed weighting

164,000 barrels of oil equivalent produced per day in 2020 64% liquids production, representing 94,000 barrels of oil produced per day

1.	See Annex for reconciliations of non-GAAP financial measures to their most closely comparable GAAP metric.
2.	Capital expenditures of $712 million is accrued capital expenditures, excluding $22 million of noncontrolling interest capital expenditures and $93 million for King’s Quay spending.

iv      MURPHY OIL CORPORATION

Onshore

Eagle Ford Shale
·	Achieved overall low base declines through artificial lift optimization, facility optimization and less downtime

·	Reduced costs through increased focus on higher returning projects and maintenance activities, and continued use of our remote operating center

Kaybob Duvernay
·	Established remote operating center, leading to less downtime and reduced costs

·	Achieved industry-leading well productivity, in-line with core performance of other top North American shale plays

Tupper Montney
·	Generated positive free cash flow

·	Sanctioned low-cost low carbon Tupper Montney development

Offshore

U.S. Offshore
·	Continued on-time and on-budget execution of major Gulf of Mexico projects

·	Maintained safety of employees and contractors with COVID-19 protocols during historic hurricane season

Vietnam
·	Received approval of Lac Da Vang (LDV) retainment/development area

·	Submitted LDV field development plan

Exploration

·	Successfully bid on 8 blocks with 5 prospects in November deepwater Gulf of Mexico lease sale

·	Progressed plans, including seismic reprocessing, with partners ahead of 2021 exploration campaigns

Note: Unless otherwise noted, the financial and operating highlights and metrics discussed above exclude noncontrolling interest, thereby representing only the amounts attributable to Murphy

Forward-Looking Statements and Risks

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement include, but are not limited to: macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves; reduced customer demand for our products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where we do business; the impact on our operations or market of health pandemics such as COVID-19 and related government responses; other natural hazards impacting our operations or markets; any other deterioration in our business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices; or adverse developments in the U.S. or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see “Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http://ir.murphyoilcorp.com. Murphy Oil Corporation undertakes no duty to publicly update or revise any forward-looking statements.

2021 PROXY STATEMENT      v

The solicitation of the enclosed proxy is made on behalf of the Board of Directors of Murphy Oil Corporation (the “Board”) for use at the Annual Meeting of Stockholders to be held on May 12, 2021. It is expected that this Proxy Statement and related materials will first be provided to stockholders on or about March 26, 2021. The complete mailing address of the Company’s principal executive office is 9805 Katy Freeway, G-200, Houston, Texas 77024. References in this Proxy Statement to “we,” “us,” “our,” “the Company”, “Murphy Oil” and “Murphy” refer to Murphy Oil Corporation and its consolidated subsidiaries.

vi      MURPHY OIL CORPORATION

PROPOSAL 1

Election of Directors

WHO WE ARE;

HOW WE ARE SELECTED, EVALUATED AND COMPRISED;

HOW WE ARE ORGANIZED AND OPERATE;

HOW WE ARE COMPENSATED

HOW YOU CAN COMMUNICATE WITH US

THE BOARD RECOMMENDS A VOTE **"FOR"** EACH OF THE PERSONS NOMINATED

2021 PROXY STATEMENT 1

 Who We Are

T. JAY COLLINS Houston, Texas Age: 74 Director Since: 2013

Board Committees

·  Executive Compensation

·  Chair, Finance

·  Nominating & Governance

Other Public Company Directorships

·  Oceaneering International, Inc., Houston, Texas

Principal occupation or employment

·  President and Chief Executive Officer, Oceaneering International, Inc., from May 2006 to May 2011, retired May 2011

Mr. Collins has extensive knowledge of international management and corporate-development. As a prior President and Chief Executive Officer of Oceaneering International, Inc., he has substantial knowledge and experience in the oil and natural gas industry. Among other qualifications, Mr. Collins brings to the Board experience in field operations, executive management and finance.

STEVEN A. COSSÉ New Orleans, Louisiana Age: 73 Director Since: 2011

Board Committees

·  Audit

·  Health, Safety, Environment, & Corporate Responsibility

Other Public Company Directorships

·  Simmons First National Corporation, Pine Bluff, Arkansas

Principal occupation or employment

·  President and Chief Executive Officer of the Company from June 2012 to August 2013, retired from the Company December 2013; previously Executive Vice President and General Counsel of the Company from February 2005 through February 2011, retired from the Company February 2011 to May 2012

Mr. Cossé’s long service in several capacities with the Company has helped him gain a proficient understanding of many areas, including environmental laws and regulations. Among other qualifications, Mr. Cossé brings to the Board expertise in corporate governance, banking, securities laws and executive leadership.

2      MURPHY OIL CORPORATION

CLAIBORNE P. DEMING El Dorado, Arkansas Age: 66 Director Since: 1993

Board Committees

·  Chairman of the Board

Other Public Company Directorships

·  Murphy USA Inc., El Dorado, Arkansas

Principal occupation or employment

·  President and Chief Executive Officer of the Company from October 1994 through December 2008, retired from the Company June 2009

Mr. Deming’s experience as former President and Chief Executive Officer of Murphy Oil Corporation gives him insight into the Company’s challenges, opportunities and operations. Among other qualifications, Mr. Deming brings to the Board executive leadership skills and over 30 years’ experience in the oil and natural gas industry.

LAWRENCE R. DICKERSON Houston, Texas Age: 68 Director Since: 2014

Board Committees

·  Audit

·  Nominating & Governance

Other Public Company Directorships

·  Oil States International, Inc., Houston, Texas

·  Great Lakes Dredge & Dock Corporation, Chairman, Oak Brook, Illinois

·  Hercules Offshore, Inc., Chairman, Houston, Texas Until 2016

Principal occupation or employment

·  President and Chief Executive Officer, Diamond Offshore Drilling, Inc., an offshore drilling company, from May 2008 through March 2014, retired March 2014

Mr. Dickerson’s experience as the President and a director of Diamond Offshore Drilling, Inc., from March 1998, and as Chief Executive Officer, from May 2008 until his retirement in March 2014, brings to the Board broad experience in leadership and financial matters. Among other qualifications, he brings to the Board expertise in international drilling operations.

2021 PROXY STATEMENT      3

 Who We Are

ROGER W. JENKINS Houston, Texas Age: 59 Director Since: 2013

Board Committees

·  None

Other Public Company Directorships

·  Noble Corporation plc, London, United Kingdom, until Feb 4, 2021

Principal occupation or employment

·  President and Chief Executive Officer of the Company since August 2013 and President of Murphy Exploration & Production Company since June 2012

Mr. Jenkins’ leadership as President and Chief Executive Officer of Murphy Oil Corporation allows him to provide the Board with his detailed perspective of the Company’s global operations. With a bachelor’s degree in Petroleum Engineering, a master’s degree in Business Administration and over 38 years of industry experience, he has played a critical leadership role in Murphy’s worldwide exploration and production operations, including the development of the Kikeh field in Malaysia and the Eagle Ford Shale in Texas.

ELISABETH W. KELLER Cambridge, Massachusetts Age: 63 Director Since: 2016

Board Committees

·  Audit

·  Health, Safety, Environment, & Corporate Responsibility

·  Nominating & Governance

Other Public Company Directorships

·  None

Principal occupation or employment

·  President, Inglewood Plantation, LLC, since 2014

Ms. Keller is the President of Inglewood Plantation, LLC and is responsible for the development of strategic vision and oversight of operations of the largest organic farm in Louisiana. She brings to the Board extensive knowledge in health and environmental issues, both domestically and internationally.

4      MURPHY OIL CORPORATION

JAMES V. KELLEY Little Rock, Arkansas Age: 71 Director Since: 2006

Board Committees

·  Audit

·  Chair, Nominating & Governance

Other Public Company Directorships

·  BancorpSouth, Inc., Tupelo, Mississippi, until 2014

Principal occupation or employment

·  President and Chief Operating Officer, BancorpSouth, Inc., a NYSE bank holding company, from 2001 to August 2014, retired August 2014

Mr. Kelley has extensive knowledge of capital markets and accounting issues. As former President and Chief Operating Officer of BancorpSouth, Inc., he understands the fundamentals and responsibilities of operating a large company. Among other qualifications, Mr. Kelley brings to the Board experience in banking, finance and accounting, as well as executive management.

R. MADISON MURPHY El Dorado, Arkansas Age: 63 Director Since: 1993 (Chairman, 1994-2002)

Board Committees

·  Chair, Audit

·  Finance

Other Public Company Directorships

·  Deltic Timber Corporation, El Dorado, Arkansas, until 2018

·  Murphy USA Inc., Chairman, El Dorado, Arkansas

Principal occupation or employment

·  Managing Member, Murphy Family Management, LLC, which manages investments, farm, timber and real estate, from 1998 until its dissolution in 2018;

·  President, The Murphy Foundation;

·  Owner, The Sumac Company, LLC;

·  Owner, Arc Vineyards; and

·  Owner, Presqu’ile Winery.

Mr. Murphy served as Chairman of the Board of Murphy Oil Corporation from 1994 to 2002. This background, along with his previous membership on the Board of Directors of Deltic Timber Corporation and current membership on the Board of Directors of Murphy USA Inc., brings to the Board and to the Audit Committee a unique business and financial perspective.

2021 PROXY STATEMENT      5

 Who We Are

JEFFREY W. NOLAN Little Rock, Arkansas Age: 52 Director Since: 2012

Board Committees

·  Executive Compensation

·  Finance

Other Public Company Directorships

·  None

Principal occupation or employment

·  President & Chief Executive Officer, Loutre Land and Timber Company, a natural resources company with a focus on the acquisition, ownership and management of timberland and mineral properties, since 1998

·  Chairman of the Board of Directors, First Financial Bank, headquartered in EI Dorado, Arkansas, since 2015

Mr. Nolan’s experience as President and Chief Executive Officer of a natural resources company, in addition to his former legal practice focused on business and corporate transactions, allows him to bring to the Board expertise in legal matters, corporate governance, corporate finance, acquisitions and divestitures and the management of mineral properties.

NEAL E. SCHMALE La Jolla, California Age: 74 Director Since: 2004

Board Committees

·  Chair, Executive Compensation

·  Finance

Other Public Company Directorships

·  WD-40 Company, San Diego, California, until December 2020

Principal occupation or employment

·  President and Chief Operating Officer, Sempra Energy, an energy services holding company, from February 2006 to October 2011, retired October 2011

Mr. Schmale, as former Chief Operating Officer of Sempra Energy, brings to the Board the perspective of a corporate leader having faced external economic, social and governance issues. He also brings specific experience in financial matters from his prior service as Chief Financial Officer of Sempra Energy. He holds degrees in petroleum engineering and law and has a vast knowledge in different fields concerning the oil industry.

6      MURPHY OIL CORPORATION

Robert N. Ryan, Jr. Houston, Texas Age: 64 Director Since: 2019

Board Committees

·  Audit

·  Executive Compensation

·  Health, Safety, Environment, & Corporate Responsibility

Other Public Company Directorships

·  None

Principal occupation or employment

·  Vice President, Retired, Chevron Corporation, an integrated energy company, since 2018

Mr. Ryan has 40 years of experience in the energy industry including 15 years as Vice President—Global Exploration for Chevron Corporation from 2003 until his retirement in 2018. He brings to the Board extensive experience in worldwide exploration and portfolio management, and a broad knowledge of oil and gas operations and energy policy. He holds degrees in geology.

LAURA A. SUGG Montgomery, Texas Age: 60 Director Since: 2015

Board Committees

·  Executive Compensation

·  Finance

·  Health, Safety, Environment, & Corporate Responsibility

Other Public Company Directorships

·  Public Service Enterprise Group Inc., Newark, New Jersey

·  Denbury Resources, Plano, Texas, until May 2019

·  Williams Companies Inc., Tulsa, Oklahoma, until 2016

Principal occupation or employment

·  Senior Executive, Retired, ConocoPhillips, then an international, integrated energy company, since 2010

Ms. Sugg’s broad background in capital allocation and accomplishments in the energy industry allow her to bring to the Board expertise in industry, operational and technical matters. Among other qualifications, she brings to the Board specific experience in executive leadership, human resources, compensation and financial matters. As a former leader at ConocoPhillips, Ms. Sugg has a proficient understanding of an oil and natural gas company’s challenges and opportunities.

2021 PROXY STATEMENT      7

How We Are Selected, Evaluated and Comprised

Skills, Qualifications and Diversity

The Board believes it is important for directors to possess a diverse array of backgrounds, skills, and achievements. When considering new candidates, the Nominating & Governance Committee, with input from the Board, takes these factors into account as well as other characteristics, such as sound judgment, honesty, and integrity. In addition, the Nominating & Governance Committee, when searching for nominees for directors, relies on the Company’s Corporate Governance Guidelines, which state, “The Company endeavors to have a board representing diverse experience at policy-making levels in business areas that are relevant to the Company’s global activities” and takes reasonable steps to include diverse candidates in the pool of nominees and any search firm engaged by the Committee are affirmatively instructed to seek diverse candidates. The goal is to assemble and maintain a Board comprised of individuals that not only bring to bear a wealth of business and/or technical expertise, but that also demonstrate a commitment to ethics in carrying out the Board’s responsibilities with respect to oversight of the Company’s operations.

The matrix below outlines the diverse set of skills and expertise represented on the Company’s Board:

SKILLS AND EXPERTISE

EXPERIENCE

Former CEO	●	●		●	●	●

Senior Management/Corporate Culture	●	●	●	●	●	●	●		●	●	●	●

Accounting/Audit				●		●	●			●	●	●

Finance/Banking		●				●	●	●		●

Corporate Governance	●	●		●	●	●	●	●			●

Law	●		●					●		●

Government Relations/Public Policy	●			●		●			●		●

Industry	●	●	●	●			●	●	●	●	●	●

Operations		●		●			●		●	●	●	●

Environment, Health & Safety	●		●	●	●			●	●	●	●	●

Business Development & Corporate Strategy	●	●		●	●	●	●	●	●	●	●	●

Human Capital/Compensation	●	●		●	●	●	●		●	●	●

Board of Directors	●	●	●	●	●	●	●	●	●	●	●	●

Risk Management		●		●		●	●		●	●		●

International Business	●	●		●			●		●	●	●	●

8      MURPHY OIL CORPORATION

DEMOGRAPHICS

RACE/ETHNICITY

African American

Asian/Pacifica Islander

White/Caucasian	●	●	●	●	●	●	●	●	●	●	●	●

Hispanic/Latino

Native American

GENDER

Male	●	●	●	●		●	●	●	●	●		●

Female					●						●

BOARD TENURE

Years	27	7	9	6	4	14	27	8	1	16	5	7

Age	66	74	73	68	63	71	63	52	64	74	60	59

2021 PROXY STATEMENT      9

Majority Voting

The Company’s belief in directors’ accountability is evident in the provision in our Corporate Governance Guidelines providing that an incumbent director who fails to receive the required vote for re-election shall tender a resignation to the Board. To the extent authorized by the proxies, the shares represented by the proxies will be voted in favor of the election of the twelve nominees for director whose names are set forth herein, who have consented to be named and serve. If for any reason any of these nominees is unable to serve when the election occurs, the shares represented by such proxies will be voted for the election of the other nominees named and may be voted for any substituted nominees or the Board may reduce its size. All nominees were elected at the last Annual Meeting of Stockholders. One director, Mr. Walentin Mirosh, has attained retirement age and will not stand for re-election.

Director and Nominee Independence

The Company’s belief in the importance of directors’ independence is reflected by the fact that all directors, other than Mr. Roger Jenkins, have been deemed independent by the Board based on the rules of the New York Stock Exchange (“NYSE”) and the standards of independence included in the Company’s Corporate Governance Guidelines. As part of its independence recommendation to the Board, the Nominating & Governance Committee at its February meeting considered familial relationships (Mr. Deming, Mr. Murphy and Ms. Keller are first cousins).

In 2020, the Company paid a total amount of $24,000 to The Murphy Foundation (Mr. Murphy) for the parking lot lease agreement.

Mr. Deming, the independent Chairman of the Board, serves as presiding director at regularly scheduled board meetings as well as at no less than three meetings solely for non-employee directors. The meetings for non-employee directors are held in conjunction with the regularly scheduled February, August and December board meetings. If the Company had a non-employee director that was not independent, at least one of these meetings would include only independent non-employee directors.

COMPOSITION OF THE BOARD

92% INDEPENDENT	83% OIL AND GAS EXPERIENCE	25% TENURE OF 5 YEARS OR LESS

10      MURPHY OIL CORPORATION

How We Are Organized and Operate

Board Leadership Structure/Separate Chair and CEO Positions

The positions of Chairman of the Board and the Chief Executive Officer of the Company are held by two individuals. Mr. Deming serves as the Chairman of the Board as a non-executive and independent director. Mr. Jenkins is the Company’s President and Chief Executive Officer. Along with the Chairman of the Board of Directors and the Chief Executive Officer, other directors bring different perspectives and roles to the Company’s management, oversight and strategic development. The Company’s directors bring experience and expertise from both inside and outside the Company and industry, while the Chief Executive Officer is most familiar with the Company’s business and most capable of leading the execution of the Company’s strategy. The Board believes that separating the roles of Chairman and Chief Executive Officer is currently in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management. The Board will, however, maintain its flexibility to make this determination at any given point in time to provide appropriate leadership for the Company.

Risk Management

The Board exercises risk management oversight both directly and indirectly, the latter through various Board Committees. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, including the related risks. The Executive Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee is responsible for oversight of financial risks and the ethical conduct of the Company’s business, including the steps the Company has taken to monitor and mitigate these risks. The Finance Committee works in concert with the Audit Committee on certain aspects of risk management, including hedging and foreign exchange exposure. The Nominating & Governance Committee, in its role of reviewing and maintaining the Company’s corporate governance guidelines, manages risks associated with the independence of the Board and potential conflicts of interest. The Health, Safety, Environment & Corporate Responsibility Committee oversees risks associated with environmental, health and safety issues. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports and by management about the known risks to the strategy and the business of the Company.

Committees

The standing committees of the Board are the Audit Committee, the Executive Compensation Committee, the Finance Committee, the Nominating & Governance Committee and the Health, Safety, Environment & Corporate Responsibility Committee.

The Audit Committee has the sole authority to appoint or replace the Company’s independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee also assists the Board with its oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications, independence and performance, the performance of the Company’s internal audit function, the compliance by the Company with legal and regulatory requirements, and the review of programs related to compliance with the Company’s Code of Business Conduct and Ethics.

The Audit Committee meets with representatives of the independent registered public accounting firm and with members of the internal audit function for these purposes. In February 2020, the Board identified Lawrence R. Dickerson, R. Madison Murphy, and Neal E. Schmale as financially literate and designated Neal E. Schmale as its “Audit Committee Financial Expert” as defined in Item 407 of Regulation S-K. Further, on August 5, 2020, Mr. Schmale’s position with the Audit Committee ended and the Board designated Mr. Dickerson as its Audit Committee Financial Expert” as defined in Item 407 of Regulation S-K.

All of the members of the Audit Committee are independent under the rules of the NYSE and the Company’s independence standards.

The Executive Compensation Committee oversees the compensation of the Company’s executives and directors and administers the Company’s annual incentive compensation plan, the long-term incentive plan and the stock plan for non-employee directors. The Compensation Discussion and Analysis section contains additional information about the Executive Compensation Committee. In carrying out its duties, the Executive Compensation Committee will have direct access to outside advisors, independent compensation consultants and others to assist them.

All of the members of the Executive Compensation Committee are independent under the rules of the NYSE and the Company’s independence standards.

2021 PROXY STATEMENT      11

The Finance Committee assist the Board of Directors on matters relating to the financial strategy, liquidity position and financial policies and activities of the Company. In addition, the Finance Committee reviews and makes recommendations with respect to the Company’s capital structure, major capital projects and any dividend or share repurchase programs. The Finance Committee also works in consultation with the Audit Committee on the Company’s risk management strategy, including hedging and foreign exchange exposure.

The Health, Safety, Environment & Corporate Responsibility Committee assists the Board in monitoring compliance with applicable environmental, health and safety laws, rules and regulations as well as the Company’s Worldwide Health, Safety & Environmental Policy. Review of policies, procedures and practices regarding security of the Company’s people and property is also within the purview of this committee. The Committee assists the Board on matters relating to the Company’s response to evolving public issues affecting the Company in the realm of health, safety and the environment. The Committee has benefited from the Company’s involvement with groups such as the American Petroleum Institute (API) and sponsorship of initiatives like the Massachusetts Institute of Technology’s Joint Program on the Science and Policy of Global Change, which keeps abreast of emerging issues with respect to climate change.

The Nominating & Governance Committee identifies and recommends potential Board members, recommends appointments to Board committees, oversees evaluation of the Board’s performance and reviews and assesses the Corporate Governance Guidelines of the Company. All of the members of the Nominating & Governance Committee are independent under the rules of the NYSE and the Company’s independence standards.

Information regarding the process for evaluating and selecting potential director candidates, including those recommended by stockholders, is set out in the Company’s Corporate Governance Guidelines. Stockholders desiring to recommend candidates for membership on the Board for consideration by the Nominating & Governance Committee should address their recommendations to: Nominating & Governance Committee of the Board of Directors, c/o Corporate Secretary, Murphy Oil Corporation, 9805 Katy Freeway, G-200, Houston, Texas 77024. As a matter of policy, candidates recommended by stockholders are evaluated on the same basis as candidates recommended by Board members, executive search firms or other sources.

Committee Charters

Charters for the Audit, Executive Compensation, Nominating & Governance and Health, Safety, Environment & Corporate Responsibility Committees, along with the Corporate Governance Guidelines, Code of Business Conduct and Ethics and the Ethical Conduct for Executive Management, are available on the Company’s website: ir.murphyoilcorp.com/corporate-governance. The information on the website is not deemed part of this proxy statement and is not incorporated by reference.

Board and Committee Evaluations

Our Board of Directors recognize that a thorough evaluation process is an important element of corporate governance and enhances our Board’s effectiveness. Therefore, each year, the Chairman of the Board and the Chairman of each Board Committee request that the directors provide their assessment of the effectiveness of the full Board and each of the committees on which they serve. The Corporate Secretary is instructed by each Chairman to manage the distribution and collection of the individual assessment forms which is conducted electronically through a third-party vendor portal. Once each director submits the completed assessment(s) through the portal, the responses are organized and summarized by the Corporate Secretary and provided to each Chairman for review and discussion at the next scheduled meeting during executive session.

It should be noted that the Board and each Board Committee reviews the adequacy of its own performance through self-evaluation, but the Nominating & Governance Committee is charged with evaluating the adequacy of the entire process. Thus, each year, the Nominating & Governance Committee reviews and determines if the assessment forms stimulate a thoughtful evaluation about the Board and each Committee’s function and provides a forum for feedback on areas of improvement.

12      MURPHY OIL CORPORATION

Meetings and Attendance

During 2020, there were seven meetings of the Board, five meetings of the Audit Committee, six meetings of the Executive Compensation Committee, three meetings of the Finance Committee, three meetings of the Nominating & Governance Committee and two meetings of the Health, Safety, Environment & Corporate Responsibility Committee. All nominees’ attendance exceeded 75% of the total number of meetings of the Board and committees on which they served. For 2020, attendance for Board and committee meetings for the full year was 100%. All the Board members attended the 2020 Annual Meeting of Stockholders. As set forth in the Company’s Corporate Governance Guidelines, all Board members are expected to attend each Annual Meeting of Stockholders.

The Board and Committees

	Audit	Finance	Executive Compensation	Health, Safety, Environment & Corporate Responsibility	Nominating & Governance

T. Jay Collins		C	M		M

Steven A. Cossé	M			M

Claiborne P. Deming

Lawrence R. Dickerson	M				M

Roger W. Jenkins

Elisabeth W. Keller	M			M	M

James V. Kelley	M				C

Walentin (Val) Mirosh			M	C

R. Madison Murphy	C	M

Jeffrey W. Nolan		M	M

Robert N. Ryan, Jr.	M		M	M

Neal E. Schmale		M	C

Laura A. Sugg		M	M	M

C = Chair                 M = Member                   = Audit Committee Financial Expert

2021 PROXY STATEMENT      13

How We Are Compensated

The Company’s standard arrangement for the compensation of non-employee directors divides remuneration into cash and equity components. This approach aligns the interests of directors and the stockholders they represent. The Company further targets total director compensation at a level near the 50th percentile of the competitive market (as determined by our Executive Compensation Committee (the “Committee”) together with its independent compensation consultant, enhancing the Company’s ability to retain and recruit qualified individuals. From January to June 2020, the Committee retained Pay Governance LLC (“Pay Governance”) as its independent compensation consultant and beginning with July 2020, the Committee retained Meridian as its independent compensation consultant.

Directors can elect to defer their cash compensation into the Company’s Non-Qualified Deferred Compensation Plan for Non-Employee Directors (“NED DCP Plan”). Deferred amounts are deemed to be notionally invested through a fund in the Company’s stock. The “Fees Earned or Paid in Cash” column in the 2020 Director Compensation Table on the next page includes any amounts that were voluntarily deferred into the NED DCP Plan. Mr. Mirosh (who is a Canadian citizen) does not have the opportunity to defer cash compensation in this manner.

For the first quarter of 2020, the cash component consisted of an annual retainer of $115,000. Supplemental retainers were paid to the Chairman of the Board ($115,000), Audit Committee Chairman ($27,000), the Audit Committee Financial Expert ($10,000), other members of the Audit Committee ($7,500), Executive Compensation Chairman ($20,000), and the Chair of each other committee ($15,000). The Company also reimburses directors for reasonable travel, lodging and related expenses they incur in attending Board and committee meetings. On April 1, 2020, mindful of the impact to our business due to the volatility in the global oil markets as a result of the COVID-19 pandemic, the Board approved a 35% reduction to the annual and supplemental retainers for the Board and a 70% reduction to the Chairman’s retainer. In August 2020, the Board established a Finance Committee with a cash and member supplemental retainer mirroring the Audit Committee fee structure. In February 2021, the annual retainer was partially restored, but in the aggregate remains approximately 27% below the level it was prior to the April 1, 2020, reductions. This change reflects an effort to better align pay to be competitive with a reconstituted peer group for 2021.

Also, in 2020, the total equity compensation for non-employee directors was maintained at a grant date fair value of $200,000 to keep the total director compensation near the 50th percentile of the Company’s peer group, enhancing the Company’s ability to retain and recruit qualified individuals. Each non-employee director received 8,854 time-based restricted stock units on February 5, 2020, which cliff vested after one year.

The non-employee directors are eligible to participate in the matching charitable gift program on the same terms as Murphy employees. Under this program, an eligible person’s total charitable gifts of up to $12,500 per calendar year will qualify. The Company will contribute to qualified educational institutions and hospitals an amount equal to twice the amount (2 to 1) contributed by the eligible person. The Company will contribute to qualified welfare and cultural organizations an amount equal to (1 to 1) the contribution made by the eligible person. Those amounts are in the column below showing “All Other Compensation”.

14      MURPHY OIL CORPORATION

2020 Director Compensation Table

	Fees Earned or Paid in Cash ($)		Stock Awards[1,2] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[3] ($)	All Other Compensation[4] ($)	Total ($)

Claiborne P. Deming	148,073	[5]	200,012	—	—	—	—	348,085

T. Jay Collins	96,036	[5]	200,012	—	—	—	—	296,048

Steven A. Cossé	87,260		200,012	—	—	—	—	287,272

Lawrence R. Dickerson	93,604		200,012	—	—	—	25,000	318,616

Elisabeth W. Keller	87,260		200,012	—	—	—	—	287,272

James V. Kelley	98,324		200,012	—	—	—	—	298,336

Walentin Mirosh	95,886		200,012	—	—	—	—	295,898

R. Madison Murphy	112,706		200,012	—	—	31,050	25,000	368,768

Jeffrey W. Nolan	87,260	[5]	200,012	—	—	—	25,000	312,272

Robert N. Ryan, Jr.	87,252		200,012	—	—	—	25,000	312,264

Neal E. Schmale	112,073	[5]	200,012	—	—	—	25,000	337,085

Laura A. Sugg	91,573		200,012	—	—	—	5,000	296,585
1

Represents grant date fair value of time-based restricted stock units awarded in 2020 as computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates, as more fully described in Note K to the consolidated financial statements included in the Company’s 2020 Form 10-K Annual Report.

2	At December 31, 2020, total time-based restricted stock units outstanding were:

Restricted Stock Units

Claiborne P. Deming	23,083

T. Jay Collins	23,083

Steven A. Cossé	23,083

Lawrence R. Dickerson	23,083

Elisabeth W. Keller	23,083

James V. Kelley	23,083

Walentin Mirosh	23,083

R. Madison Murphy	23,083

Jeffrey W. Nolan	23,083

Robert N. Ryan, Jr.	11,930

Neal E. Schmale	23,083

Laura A. Sugg	23,083
3

The 1994 Retirement Plan for Non-Employee Directors was frozen on May 14, 2003. At that time, then current directors were vested based on their years of service, with no further benefits accruing and benefits being paid out according to the terms of the plan.

4	Amounts include the matching charitable contributions the Company made on behalf of the directors for fiscal year 2020 pursuant to the Company’s Gift Matching Program.

5	The director elected to defer payment of such amounts under the NED DCP Plan.

2021 PROXY STATEMENT      15

How You Can Communicate With Us

The Board values input from stockholders and other stakeholders and therefore provides a number of means for communication with the Board. Stockholders are encouraged to communicate by voting on the items in this proxy statement, by attending the annual meeting, by participating in the Company’s quarterly calls or webcast investor updates and by reaching out at any time via mail or email. The Corporate Governance Guidelines provide that stockholders and other interested parties may send communications to the Board, specified individual directors and the independent directors as a group c/o the Corporate Secretary, Murphy Oil Corporation, 9805 Katy Freeway, G-200, Houston, Texas 77024 or via email at ted_botner@murphyoilcorp.com. Items that are unrelated to a director’s duties and responsibilities as a Board member, such as junk mail, may be excluded by the Corporate Secretary.

16      MURPHY OIL CORPORATION

PROPOSAL 2

Advisory Vote to Approve Executive Compensation

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.

2021 PROXY STATEMENT 17

PROPOSAL 2

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”) enables the Company’s stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of the Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The Company has determined to submit Named Executive Officer compensation to an advisory (non-binding) vote annually. At the 2020 Annual Meeting, stockholders endorsed the compensation of the Company’s Named Executive Officers with over 83% of the votes cast supporting the proposal.

As described in detail under the heading “Compensation Discussion and Analysis,” the Company’s executive compensation programs are designed to attract, motivate, and retain the Named Executive Officers who are critical to the Company’s success. Under these programs, the Named Executive Officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. Please read the “Compensation Discussion and Analysis” along with the information in the compensation tables for additional details about the executive compensation programs, including information about the fiscal year 2020 compensation of the Named Executive Officers.

Stockholders are asked to indicate their support for the Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, stockholders are requested to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2020 Summary Compensation Table and the other related tables and disclosures.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Executive Compensation Committee or the Board of Directors. The Board of Directors and the Executive Compensation Committee value the opinions of stockholders and to the extent there is a significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, the Executive Compensation Committee will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

18      MURPHY OIL CORPORATION

 Compensation

 Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides stockholders with an understanding of the Company’s compensation philosophy, objectives, policies and practices in place during 2020, as well as factors considered by the Executive Compensation Committee of the Board of Directors (referred to in this CD&A as the “Committee”) in making compensation decisions for 2020. For your reference, the Company’s CD&A is outlined in the following sections:

This CD&A focuses on the compensation of the Company’s Named Executive Officers (“NEOs”) listed below, whose compensation is set forth in the Summary Compensation Table and other compensation tables contained in the proxy statement. In addition to our current employees, 2020 NEOs include Michael K. McFadyen, our former Executive Vice President, Offshore, and Walter K. Compton, our former Executive Vice President & General Counsel. On May 21, 2020, the Company announced the retirement of Mr. Compton and resignation of Mr. McFadyen, each effective June 1, 2020.

Name	Title
Roger W. Jenkins	President & Chief Executive Officer
David R. Looney	Executive Vice President & Chief Financial Officer
Eric M. Hambly	Executive Vice President, Operations
Thomas J. Mireles	Senior Vice President, Technical Services
E. Ted Botner	Senior Vice President, General Counsel and Corporate Secretary
Michael K. McFadyen	Former, Executive Vice President, Offshore
Walter K. Compton	Retired, Executive Vice President & General Counsel

2021 PROXY STATEMENT      19

Executive Summary

2020 Financial Highlights

Murphy’s strategy is to create free cash flow with a relatively flat production profile. This will enable the Company to maintain its dividend and reduce debt under current market conditions. Our 2020 financial and operating highlights include the following:

·	Net cash provided by continuing operations of approximately $803 million

·	$57 MM of free cash flow generated in 2020, including non-controlling interest and excluding King’s Quay floating production system[1]

·	Preserved liquidity of $1.7 billion, including $310.6 MM of cash as of December 31, 2020 and $1.4 billion available on an unsecured revolving credit facility

·	Decreased full year net general and administrative costs by 40% from 2019, establishing a baseline for a continued lower cost structure

·	Maintained capital discipline, reducing full year capital expenditures by approximately 50% (compared to the Company’s original budget) to $712 MM, excluding King’s Quay floating production system[2]

2020 Operational Highlights

·	164,000 barrels of oil equivalent produced per day in 2020

·	64% liquids production, representing 94,000 barrels of oil produced per day

·	Sanctioned low-cost low carbon Tupper Montney development project

·	Progressed Khaleesi/Mormont and Samurai projects in the Gulf of Mexico ahead of first oil production in mid-2022

·	Maintained reserve life index of more than 11 years with 57% proved developed weighting.

Compensation Objectives and Key Decisions

Murphy’s compensation program is designed to align the financial interests of our NEOs with the financial interests of our stockholders. Key features of the program include:

·	Annual incentive plan based on the achievement of financial and operational goals aligned with our business strategy and stockholder value creation.

·	Long-term incentive plan that is 75% based on our performance, using TSR relative to peers and a measure of capital efficiency.

·	Comprehensive policies and practices intended to support well-informed decisions and a sound compensation governance process.

The Executive Compensation Committee actions in 2020 and early 2021 were responsive to market conditions and consistent with our pay for performance philosophy. Key decisions included:

·	Approved reductions to the base salaries of our NEOs and other executives due to the impact of volatility in the global oil markets as a result of the COVID-19 pandemic.

·	Approved below-target payouts on the annual incentive plan and performance share units awarded in 2018:

·

The annual incentive plan generated a payout of 36.21% of target for the NEOs based upon the Company’s 2020 performance. The Committee made no changes to the goals originally established in February 2020.

·	Performance share units awarded in 2018 paid out at 91.03% of target, reflecting our TSR performance relative to peers over the 2018-2020 period.

During 2020, the Company engaged in discussions with institutional investors representing over 50% of shares outstanding. Murphy has made several positive changes to our compensation programs in recent years to improve the programs and demonstrate our responsiveness to stockholder feedback.

For 2021, the Committee approved changes to the annual incentive plan, including further emphasis on cash flow, lower emphasis on volume-based metrics, and addition of a greenhouse gas (GHG) emissions reduction metric.

2020 Base Salary	2020 Annual Incentives	Long-term Incentives
COVID-19 Impact CEO salary reduction: -35% Other NEOs: -20% on average	36.21% of target	2020 LTI values: -21% vs. 2019 (as a result of our lower stock price) 2018 PSUs: earned at 91% of target

1.	See Annex for reconciliations of non-GAAP financial measures to their most closely comparable GAAP metric.
2.	Capital expenditures of $712 million is accrued capital expenditures, excluding $22 million of noncontrolling interest capital expenditures and $93 million for King’s Quay spending.

Note: Unless otherwise noted, the financial and operating highlights and metrics discussed above and below exclude noncontrolling interest, thereby representing only the amounts attributable to Murphy.

20      MURPHY OIL CORPORATION

CEO Compensation

2020 Pay Actions

Mr. Jenkins’ base salary for fiscal year 2020 was $866,125, reflecting a 35% reduction announced on April 1, 2020 related to the COVID-19 pandemic. His annual incentive award (cash bonus, payable in first quarter 2021) was paid at the level of $480,395, which represents 36.21% of his target award opportunity, a level commensurate with those of other AIP participants. In February 2020, the Committee approved equity awards with a grant date fair value of $8,297,910. In aggregate, Mr. Jenkins’ total direct compensation for 2020, including base salary earnings of $982,733, was $ 9,761,038 which is an approximate 31% decrease in total direct compensation from his 2019 level of $14,230,172.

As disclosed in a press release dated February 8, 2021, Mr. Jenkins’ base salary was partially restored and will be approximately 25% less than his salary at the beginning of 2020 (prior to the April 2020 reductions), and the value of his 2021 equity incentive grant will be approximately 25% below the 2020 grant value. These changes reflect an effort to better align pay to be competitive with a reconstituted peer group used for benchmarking compensation.

CEO Pay Aligned with Performance

Our executive compensation program is designed to align the realizable compensation of our NEO’s with our performance. The charts below demonstrate this alignment of Mr. Jenkins’ pay with TSR performance over the past three- and five-year periods.

Target compensation includes target bonus opportunity and grant date value of equity incentive grants over the period. Realizable compensation includes actual bonus payments and the value of equity incentives granted over the period based on actual stock price as of December 31, 2020.

Annual realizable compensation includes actual bonus earned for each year, and the year-end value of equity incentives granted during each year. Performance shares with performance periods completed during either the three- or five-year period shown have been adjusted for actual performance.

2021 PROXY STATEMENT      21

Compensation and Corporate Governance Policies

“What We Do” and “What We Don’t Do”

Murphy is committed to developing and implementing executive compensation and corporate governance policies which are directly aligned with the best interests of our stockholders. In this regard, we have adopted executive compensation practices which are considered to be “best practices” and which will ensure that we have put stockholder’s interests at the forefront. The following table lists the practices that Murphy has implemented which describe the best practices we have adopted as “What We Do” as well as a listing of practices identified as “What We Don’t Do” that we consider not to be aligned with our stockholders’ interests.

What We Do

✔	Stock Ownership Guidelines

Directors are required to own and hold Company shares equal in value to five times their annual cash retainer. Officers of the Company or any of its operating subsidiaries are expected to own and hold a number of shares at least equal in value to a multiple of base salary, depending upon the officer’s position (5.0 times for the CEO, 2.5 times for EVPs, 2.0 times for SVPs, and 1.0 times for VPs). During 2020, all Directors and NEOs were in compliance with the Company’s stock ownership guidelines.

✔	75% of NEO Equity is Performance-based

PSUs, which comprise 75% of equity awards, are tied to both relative and absolute multi-year performance goals, with 60% based on our TSR relative to peers and 15% based on our EBITDA/Average Capital Employed (“ACE”), each measured over a three-year performance period. Relative TSR PSUs may not be earned above target if TSR over the performance period is negative.

✔	Anti-Hedging Policy

Directors, officers, and employees are prohibited from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds, or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company’s securities.

✔	Limited Perquisites

Other than the CEO’s de minimis use of the Company’s aircraft before it was sold in 2020, our NEOs receive no perquisites or special executive benefits.

✔	Clawback Provision

The Company has adopted a policy allowing for the recovery of equity and cash incentive-based compensation from our NEOs under certain circumstances including upon restatement of Company financial statements. In 2020, the Company added a reputational harm provision to the policy.

✔	Independent Compensation Consultant

The Company has retained independent compensation consultants to assist it and the Committee in evaluating and setting executive compensation.

✔	Annual Stockholder Say-on-Pay Vote

Since the inception of the stockholder advisory vote regarding Say-on-Pay, Murphy has allowed for such a vote annually and has received a favorable (83% or higher) voting result each year.

✔	Stockholder Engagement

The Company engages with stockholders on a regular basis to fully understand the factors considered most important when evaluating the Company.

✔	Double Trigger Change in Control (CIC) Provisions

Equity awards granted on or after February 2019 and cash severance benefits are both subject to double trigger CIC provisions (i.e., NEO incurs a qualifying termination within 24 months of a CIC). Upon a double trigger, eligible equity awards will immediately vest and cash severance will be paid shortly thereafter.

22      MURPHY OIL CORPORATION

What We Don’t Do

×	No Employment Agreements

The Company does not have written employment agreements specifying compensation levels and practices for its CEO and NEOs or any Company employee. Beginning in 2019, the only written agreements in effect with our executive officers are the Severance Protection Agreements which provide executive officers certain severance benefits in the case of a qualifying termination occurring within 24 months following a CIC transaction.

×	No Tax Gross-Up Payments

The Company does not provide its CEO or other NEOs with tax gross-up payments for any form of executive compensation, including the CIC severance compensation for the CEO and the other NEOs.

×	No Backdating of Stock Options

Murphy has never engaged in the practice of backdating stock options or other forms of equity compensation.

×	No Payment of Dividends on Unearned Performance Awards or Time-based Awards

The Company does not pay dividends on unearned long-term performance awards or time-based awards. However, during the performance or service period, dividends accrue on unearned awards and will be paid solely to the extent the underlying award vests.

×	No Pledging of Shares Unless Stock Ownership Guidelines are Met

A director or officer may not pledge Company securities, including the purchasing of Company securities on margin or holding Company securities in a margin account, until he or she has achieved the applicable stock ownership target specified in our stock ownership guidelines. Any pledging of shares must be in compliance with applicable law and must be disclosed to the Company in advance.

×	No Payment of Awards Greater Than Target in Event of Negative TSR During the 3-Year LTI Performance Period

Payouts under PSU grants are capped at target if the Company’s TSR is negative over the applicable measurement period but would result in payout greater than target.

2021 PROXY STATEMENT      23

Stockholder Engagement

The Company values the feedback and insights that it receives from its stockholders through ongoing dialogue. At the 2020 Annual Meeting, a proposal seeking an advisory vote on executive compensation for the Company’s NEOs (see “Tabular Information for Named Executive Officers”) was submitted to stockholders. Stockholders endorsed the Company’s NEO compensation, with more than 83% of the votes cast indicating approval.

Over 83% support in 2020	Outreach to stockholders holding more than 50% of shares	Meetings with stockholders holding over 20% of shares

The Committee is cognizant of the advisory vote results of say-on-pay and will communicate directly with investors/stockholders as required to address their concerns. Even in years of strong say-on-pay support, we engage with our stockholders on a regular basis to ensure we fully understand the factors they consider to be most important when evaluating our Company. During 2020, in addition to regular discussions with stockholders regarding our financial results, members of executive management proactively engaged in discussions with institutional investors soliciting investors’ input regarding the strengths and weaknesses of the Company’s strategy, corporate governance, executive compensation and sustainability. Murphy extended the opportunity for one-on-one discussions with the 25 largest institutional investors holding significant ownership interests in Murphy. A number of significant investors responded favorably to the opportunity to share their views and provided meaningful input.

During recent years, the Company has made several positive changes to our programs in an effort to improve our programs and demonstrate responsiveness to stockholder feedback:

Responsive Program Changes Over Recent Years
3-year performance period for PSUs	Single peer group for compensation and performance

PSU award payout capped at 100% if TSR is negative	Double-trigger equity acceleration in a Change-in-Control
New Changes for 2020
Added Return on Average Capital Employed (ROACE) measure to PSU program	Added reputational harm as a trigger in our Clawback Policy

Implementation of an Additional Performance Metric for PSUs

Beginning with the 2020 PSUs, an additional performance metric based on our EBITDA/ACE measured over a three-year performance period was implemented. The Committee believes the addition of EBITDA/ACE as a performance metric for PSUs granted to our executives, including the NEOs, will enhance our executives’ focus on financial discipline and encourage them to manage costs relative to gross margins and the commodity price environment.

24      MURPHY OIL CORPORATION

Elements of Compensation

The Company’s executive compensation program includes a base salary, an annual cash-based incentive opportunity, long-term incentive compensation, employee benefits and limited perquisites. The Committee believes that a majority of an executive officer’s total direct compensation opportunity (which includes base salary, annual and long-term incentive opportunities) should be performance-based. The Committee determines an executive’s total direct compensation opportunity based on peer company information and survey data provided by Meridian to ensure the program is competitive with the peer group in order to attract and retain talented executives.

2020 Compensation Program Structure

Sound corporate and compensation governance are pillars of our corporate culture at Murphy. The Executive Compensation Committee of the Company’s Board of Directors and the Executive Management team at Murphy Oil continually seek to improve the alignment of our compensation programs with the interests of our stockholders and with industry dynamics.

In 2020, our entire industry was disrupted both by the impact of COVID-19 pandemic and volatility in the global oil markets. In response, on April 1, 2020, the Executive Compensation Committee approved some of the most significant executive salary and director retainer reductions in the oil and natural gas industry. Our CEO’s salary for 2020 was reduced by 35% and salaries for our NEOs were reduced by as much as 30% with an average of 20%. Outside of these reductions, the Committee did not deviate from our normal compensation process and program.

To motivate, attract and retain executives who are critical to our long-term success, Murphy believes its executive compensation program should be competitive with peer companies in the oil and natural gas industry and executives should be rewarded for both the short-term and long-term success of the Company and, conversely, be subject to a degree of downside risk in the event the Company does not achieve its performance objectives. As a result, Murphy has structured its cash and equity-based compensation program to position approximately 90% of the CEO’s and approximately 80% the other NEO’s target total direct compensation opportunity in variable compensation components tied to the achievement of short- and long-term performance criteria aligned with the Company’s business objectives. Short-term incentives are paid in the form of annual cash bonus opportunities tied to the achievement of specific performance goals aligned with stockholder value creation. Long-term incentives combine performance-based restricted stock units (referred to in this CD&A as “PSUs”) and time-based restricted stock units (referred to in this CD&A as “RSUs”) to provide a compensation opportunity aligned with the Company’s long-term stock performance, delivered through awards that are performance based in absolute and relative terms, while also encouraging retention.

2021 PROXY STATEMENT      25

A. Base Salary

The objectives of the base salary component of compensation are:

1	to provide a fixed level of compensation to compensate the executive for day-to-day execution of primary duties and responsibilities;

2	to assist the Company in the attraction and retention of a highly skilled competitive leadership team by paying base salaries competitive with those paid by the Company’s peer group; and

3	to provide a foundation level of compensation upon which incentive opportunities can be added to provide the motivation to deliver superior performance.

The Company targets the median (“50th percentile”) of competitive market pay levels for the base salary of the NEOs because it allows the organization to recruit, attract, and retain qualified management talent having the requisite skills and competencies to manage the Company and to deliver additional value for stockholders. In practice, some executives are paid above or below the 50th percentile because of their individual job performance, time in the position, and/or tenure with the Company. Executives’ salaries are ultimately determined based on the market pay levels, as well as a combination of experience, duties and responsibilities, individual performance, Company performance, general economic conditions and marketplace compensation trends.

2020 Base Salary Actions

To bring their base salary closer to the market midpoint of the Company’s peer group, in February 2020, the Committee approved annual adjustments to the base salaries for Messrs. Looney, Hambly, Mireles, Botner, McFadyen and Compton of 1.5%, 7.0%, 2.0%, 2.0%, 2.0% and 2.0%, respectively. Mr. Jenkins’ base salary remained unchanged from 2019.

In early April 2020, mindful of the impact to our business due to the volatility in the global oil markets as a result of the COVID-19 pandemic, the Committee approved reductions to the base salaries of Messrs. Jenkins, Looney, Hambly, Mireles, Botner, McFadyen and Compton of 35%, 30%, 20%, 25%, 20%, 25% and 30%, respectively.

On June 1, 2020, the Committee approved a 12% increase to Mr. Botner’s base salary, effective June 1, 2020, which still remained 10% lower than it was prior to the April 1 reduction. This increase accounted for the additional responsibilities he assumed concurrent with Mr. Compton’s retirement.

In October 2020, the Committee approved an 11% increase to Mr. Hambly’s base salary, effective October 1, 2020, to account for the additional responsibilities he assumed in connection with his promotion to his current position on June 1, 2020. Following this increase, his salary remained 11% lower than it was prior to April 1 reduction.

The chart below details our NEOs’ 2019 and 2020 base salaries and adjustments:

Named Executive Officer	2019 Base Salary	Pre-COVID-19 Reduction Base Salary Q1 2020	Post-COVID-19 Reduction Base Salary 2020		Change in Base Salary From 2019 (%)

Roger W. Jenkins	$1,332,500	$1,332,500	$866,125		-35%

David R. Looney	$669,500	$679,543	$475,680		-29%

Eric M. Hambly	$514,500	$550,515	$490,000	[1]	-5%

Thomas J. Mireles	$423,300	$431,766	$323,825		-23%

E. Ted Botner	$410,410	$418,620	$375,000	[1]	-9%

Michael K. McFadyen	$588,500	$600,270	$450,022		-24%

Walter K. Compton	$614,346	$623,561	$437,116		-29%
1.

On April 1, 2020, the Committee approved a reduction in Messrs. Hambly’s and Botner’s base salary from $550,515 to $440,412 and from $418,620 to $334,895, respectively. On June 1, 2020, the Committee approved an increase in Mr. Botner’s base salary to $375,000. On October 6, 2020, the Committee approved an increase in Mr. Hambly’s base salary to $490,000, effective October 1, 2020.

26      MURPHY OIL CORPORATION

2021 Base Salary Actions

As disclosed in a press release dated February 8, 2021, the Executive Compensation Committee decided to partially restore the salaries for our executives. However, none of our executives will have their salary fully restored to the levels in effect prior to the April 2020 reductions, with the exception of certain executives receiving increases due to promotions. Our CEO’s salary for 2021 will be approximately 25% lower than it was prior to the April 2020 reductions, and the salaries for our other executives, excluding those receiving salary increases due to promotions, will be approximately 8.5% lower on average. These changes reflect an effort to better align pay to be competitive with a reconstituted peer group.

B. Annual Incentive Plan (AIP)

The objectives of the Company’s annual incentive program are:

1	to provide cash-based incentive compensation linked to Company performance to those officers, executives, and key employees who contribute significantly to the growth and success of the Company;

2	to attract and retain individuals of outstanding ability;

3	to align the interests of those who hold positions of major responsibility in the Company with the interests of the Company’s stockholders; and

4	to encourage excellent operational performance by rewarding executives when they achieve this level of performance.

Generally, the Committee sets each NEO’s annual target incentive at the 50th percentile of competitive market pay levels. Executives have the opportunity to be compensated above the 50th percentile when the Company has above market performance based on established performance measures. In February 2020, the Committee reviewed an analysis of the top executives prepared by Pay Governance and approved adjustments, where necessary, to bring target bonus percentages in line with the market. For 2020, the target bonus percentages of the Company’s NEOs were at the median of the competitive market.

The following annual incentive plan target increases were made to move the incentive targets closer to the market median of the Company’s peer group based on data provided by Pay Governance:

Named Executive Officer	2019 Annual Incentive Target (As % of Base Salary)	2020 Annual Incentive Target (As % of Base Salary)	Adjustment for 2020

Roger W. Jenkins	135%	135%	—

David R. Looney	90%	90%	—

Eric M. Hambly	85%	85%	—

Thomas J. Mireles	60%	60%	—

E. Ted Botner[1]	55%	60%	5%

Michael K. McFadyen	85%	85%	—

Walter K. Compton	85%	85%	—
1.	In connection with his promotion to Senior Vice President, General Counsel & Corporate Secretary, the bonus target for Mr. Botner was increased from 55% to 60% effective June 1, 2020.

2021 PROXY STATEMENT      27

PERFORMANCE METRICS AND WEIGHTINGS

The table below provides the performance metrics and weightings for the 2020 AIP. The Committee modified the AIP performance metrics to increase the weighting capital efficiency and financial discipline.

2020 Performance Criteria
Metric	Weighting		Definition

Safety
Total Recordable Incident Rate (TRIR)	7.5%		Defined as the combined number of incidents for both contractors and employees worldwide per 200,000 work hours. The lower the result, the better the performance.
			The health and safety of the Company’s employees and contractors is important to the Company. Inclusion of a safety metric reflects the Company’s emphasis on safe operations by both employees and contractors.

Environmental
Spill Rate	7.5%		Defined as the number of spills equal to or greater than one barrel per million BOEs[1] produced. Like TRIR, the lower the spill rate, the better our environmental performance.
			Inclusion of a spill metric reflects the Company’s commitment to environmentally sound operations.

Financial
Return on Average Capital Employed (ROACE)[2] Lease Operating Expense (“LOE”)/BOE[1]	30 20	% %	These financial goals focus on financial discipline and encourage employees to manage costs relative to gross margins and the commodity price environment.

Operational
Produced Reserves Replacement (organic) Production Target (BOEPD)[3]	15 20	% %	The primary business objectives for an exploration and production company are to find oil and natural gas reserves at a competitive cost while generating economic value for its stockholders and assuring that reserves are prudently converted into production and ultimately cash flow.
			Including specific operational goals on reserves additions (excluding acquisitions and divestitures) and production volumes provides a direct line of sight for the Company’s employees of their impact on the Company’s operational success.
1

A barrel of oil equivalent (BOE) is a term used to summarize the amount of energy that is equivalent to the amount of energy found in one barrel of crude oil. One barrel of oil is generally deemed to have the same amount of energy content as 6,000 cubic feet of natural gas.

2

ROACE is calculated by dividing the Company’s EBITDA for fiscal year 2020 by the sum of the opening plus closing Capital Employed (total equity + total long-term debt + total short-term debt) divided by two (EBITDA/ACE). EBITDA may be adjusted for items which effect the representation of EBITDA to underlying performance, e.g. unrealized mark to market movements on commodity hedging.

3	Barrels of oil equivalent per day (BOEPD) is a term that is used in conjunction with the production or distribution of oil and natural gas.

28      MURPHY OIL CORPORATION

PERFORMANCE TARGETS AND GOAL SETTING PROCESS

The Company maintains its annual incentive program for NEOs and other executives and key employees under the 2017 Annual Incentive Plan (the “2017 Plan”). Under the terms of the 2017 Plan, achievement of 100% of the target rate results in the payment of 100% of individual target awards. However, the Committee may exercise its discretion to reduce amounts otherwise earned and payable to the NEOs. No awards are payable if performance falls below the threshold level.

The following table summarizes the performance metrics, respective weighting of performance metrics and weighted performance scores based on actual performance, used in determining each NEO’s annual incentive award for 2020. Based on the Company’s 2020 performance versus the goals originally established in February 2020, the AIP generated a payout of 36.21% of target for the NEOs.

2020 AIP Metrics and Results
Metric	Threshold	Target	Maximum	Actual Results	Payout Achieved	Weighting	Result

EBITDA/ACE	17.50%	19.4%	21.30%	10.30%	—	30.00%	—

LOE/BOE	$9.25	$8.81	$7.93	$9.10	67.08%	20.00%	13.42%

TRIR	0.53	0.38	0.00	0.28	126.32%	7.50%	9.47%

Spill Rate (bbls per MMBOE)	8.50	4.90	0.00	1.10	177.55%	7.50%	13.32%

Production Target (BOEPD)	193,040	203,200	213,360	163,618	—	20.00%	—

Produced Reserves Replacement (organic)	85.00%	100.00%	140.00%	0.00%	—	15.00%	—

Total							36.21%

2020 AIP payouts are set forth in the table below:

Named Executive Officer	2020 Base Salary Earnings	Target Bonus as a Percentage of Base Salary Earnings	Target Bonus Award (Base Salary Earnings Multiplied by Target Bonus Percentage)	Earned Award (36.21% of Target)

Roger W. Jenkins	$982,733	135%	$1,326,690	$480,395

David R. Looney	$525,815	90%	$ 473,233	$171,358

Eric M. Hambly	$477,344	85%	$ 405,742	$146,919

Thomas J. Mireles	$350,113	60%	$ 210,068	$ 76,065

E. Ted Botner	$378,542	60%[1]	$ 227,125	$ 79,349

Michael K. McFadyen	$224,096	85%	$ 190,481	$ 68,973

Walter K. Compton	$227,978	85%	$ 193,781	$ 70,168
1	In connection with his election to Senior Vice President, General Counsel & Corporate Secretary, the bonus target for Mr. Botner was increased from 55% to 60% effective June 1, 2020.

2021 PROXY STATEMENT      29

C.   Long-term Incentive Compensation

The objectives of the Company’s long-term incentive program are:

1   to align executives’ interests with the interests of stockholders;

2   to reinforce the critical objective of building stockholder value over the long term;

3   to assist in the long-term attraction, motivation, and retention of an outstanding management team;

4   to complement the short-term performance metrics of the 2017 Plan; and

5   to focus management attention upon the execution of the long-term business strategy of the Company.

The Company generally targets the median of competitive market pay levels for the annual grant value of long- term incentive compensation.

The Committee considers a number of factors when determining each NEO’s LTI target value. These factors include competitive market data, overall Company performance, internal equity, and individual performance. In addition, the Committee considers the number of shares available for future grants and the potential dilutive effect of equity awards granted to the NEOs and other employees. Based on these considerations, the Committee set each NEO’s LTI target value generally at the 50th percentile of competitive market practice.

Long-term incentive grants for each NEO were awarded 75% in the value of PSUs and 25% in the value of RSUs.

In February 2020, the Committee approved long-term incentive grants with target award opportunities for each NEO based upon the 50th percentile of the target award opportunities set by our peer group.

The mix of 2020 LTI awards was:

·	75% in PSUs, with 60% tied to relative total shareholder return (“TSR”) and 15% tied to EBITDA/ACE

·	25% in RSUs

NEO grants were as follows:

Named Executive Officer	Number of Time-Based Restricted Stock Units[1,2]	Number of Performance-Based Restricted Stock Units[1,2]

Roger W. Jenkins	96,000	289,000

David R. Looney	29,000	88,000

Eric M. Hambly	24,000	72,000

Thomas J. Mireles	10,000	31,000

E. Ted Botner	8,000	24,000

Michael K. McFadyen	26,000	78,000

Walter K. Compton	21,000	63,000
1	Time-based and Performance-based RSU awards generally vest on the third anniversary of the award’s grant date.

2	Grant date fair values are listed in the 2020 Grants of Plan-Based Awards Table.

TIME-BASED RESTRICTED STOCK UNITS

RSUs awarded in 2020 vest on the third anniversary of the grant date. Dividend equivalents are accumulated during the performance period and pay out only if the underlying RSUs vest and are earned. Holders of RSUs do not have any voting rights.

30      MURPHY OIL CORPORATION

PERFORMANCE-BASED RESTRICTED STOCK UNITS

TSR as Performance Metric (80% of PSU Value)

The Committee believes that a performance unit program based on TSR relative to peer companies aligns pay and a three-year Company performance cycle generally match the industry peers comprising the prevailing peer group used for compensation benchmarking. TSR is determined by calculating the stock price appreciation, or reduction per share, for the performance period assuming dividends are reinvested on a monthly basis. For purposes of this calculation, the beginning and ending stock prices are the averages of the closing stock prices for the month immediately preceding and the last month of the performance period. Notwithstanding the satisfaction of any performance goals, the number of shares granted, issued, retainable and/or vested under an award of PSUs on account of either financial performance or personal performance evaluations may, to the extent specified in the applicable award agreement, be reduced by the Committee on the basis of such further considerations as determined by the Committee in its sole discretion.

Payout / Performance Leverage

80% of the 2020 PSUs are based on the Company’s TSR compared to the TSR of an index of our peer group of energy companies (identified below) (“TSR Units”). Performance is measured over a three-year period (“Performance Measurement Period”).

The number of TSR Units earned will be based on the Company’s percentile ranking in TSR over the Performance Measurement Period compared to that of the Company’s peer group, as set forth in the table below:

Performance Achievement (TSR Percentile Ranking)	Payout (% of Target)	Payout capped at 100% if TSR is negative over the Performance Measurement Period
<25th percentile	0%
25th percentile (Threshold)	50%
50th percentile (Target)	100%
75th percentile	125%
90th percentile (Maximum)	150%

A prorated percentage of TSR Units will vest and be paid for performance between the 25th and 90th TSR percentiles.

As mentioned previously, payouts for the 2020 PSU grants are capped at target if the Company’s TSR is negative over the Performance Measurement Period but would result in payout greater than target.

ROACE as a Performance Metric (20% of PSU Value)

20% of the 2020 PSUs are based on ROACE (the “ROACE Units”), which will be based on the Company’s achievement of the amount determined by dividing the Company’s cumulative EBITDA by ACE, as defined above, for the Performance Measurement Period, as set forth in the table below:

ROACE Performance Level	Payout (% of Target)

Below 16.16%	0%

16.16% (Threshold)	50%

20.20% (Target)	100%

24.24% or Above (Maximum)	200%

2021 PROXY STATEMENT      31

The payout percentage in respect of the EBITDA/ACE Units will be interpolated for points between the threshold and maximum performance levels.

FORM OF COMPENSATION SELECTION AND PLAN INFORMATION

As noted above, the Committee currently uses two principal forms of long-term incentive compensation: RSUs and PSUs. While the Committee expects to continue to use these two principal forms of equity-based incentives going forward, it is possible that the Committee may adopt a different long-term incentive compensation strategy in future years in response to changes in the competitive marketplace, regulatory actions, and/or changes to business strategy. In order to provide for flexibility going forward, the 2020 Long

Term Incentive Plan (the “2020 LTI Plan”), which was approved at the 2020 Annual Meeting and replaced the 2018 LTI Plan, provides possible alternative long-term equity incentive awards in addition to time-based and performance-based restricted stock units, including stock options, stock appreciation rights, performance shares, phantom units, dividend equivalents, and other stock-based incentives.

2018 – 2020 PSUs

The following provides a summary of the results for our current NEOs for fiscal year 2020 based on relative TSR performance and the impact of such performance upon grants occurring in 2018:

Name	PSUs Granted in 2018	Payout (% of Target)	PSUs earned (excluding dividends)

Roger W. Jenkins	244,000	91.03%	222,101

David R. Looney	85,000	91.03%	77,371

Eric M. Hambly	19,000	91.03%	17,295

Thomas J. Mireles	18,000	91.03%	16,385

E. Ted Botner	17,500	91.03%	15,929

Michael K. McFadyen[1]	63,000	—	—

Walter K. Compton[2]	47,000	91.03%	33,275
1.	Upon separation of service, Mr. McFadyen forfeited 100% of his 2018 PSU awards.

2.	Upon retirement, Mr. Compton forfeited 78% of his 2018 PSU award. The remaining 22% will continue to vest through the awards original vesting date of February 2021.

32      MURPHY OIL CORPORATION

D.   Employee Benefits and Perquisites

The objectives of the Company’s employee benefits and perquisites program are:

1	to provide an employee benefit package with the same level of benefits provided to all Company employees which is competitive within the Company’s industry sector;

2	to offer executives indirect compensation which is efficient and supplemental to their direct compensation to assist with retirement, health, and welfare needs for individuals and their families; and

3	to provide only limited benefits to selected executives as deemed appropriate under the circumstances.

The Company’s executives are provided usual and customary employee benefits available to all employees, including the NEOs. These include thrift savings (401(k)), life insurance, accidental death and dismemberment insurance, medical/dental insurance, vision insurance, long-term disability insurance, and a Company-sponsored pension plan. Effective with the spin-off of Murphy’s former U.S. retail marketing operation, Murphy USA Inc. (MUSA) on August 30, 2013, significant modifications were made to the U.S. defined benefit pension plan. Certain Company employees’ benefits under the U.S. plan were frozen at that time. No further benefit service will accrue for the affected employees; however, the plan will recognize future earnings after the spin-off. In addition, all previously unvested benefits became fully vested at the spin-off date. For those affected active employees of the Company, additional U.S. retirement plan benefits will accrue in future periods under a cash balance formula.

Tax regulations adversely affect certain highly compensated employees by restricting their full participation in qualified pension and defined contribution (thrift) plans. In an effort to provide the same level of retirement benefit opportunity for all employees, including the NEOs, the Company maintains a Supplemental Executive Retirement Plan (the “SERP”). The purpose of the SERP is to restore pension plan and thrift plan benefits which are not payable under such plans because of certain specified benefit and compensation limitations under tax regulations. The benefit to the Company of this arrangement is the retention and long-term service of employees who are otherwise unprotected by employment contracts.

The SERP is unfunded and is subject to general credit of the Company. Other than the SERP, the Company does not offer a deferred compensation alternative to the NEOs.

In 2020, the Company owned aircraft was sold. Prior to that, the Committee provided Mr. Jenkins’ with a number of flight hours each year in the continental United States on Company aircraft as part of his total compensation package. In 2020, the Committee decreased Mr. Jenkins’ flight hours to a maximum of 50 flight hours from 60 flight hours. Out of the 50 approved flight hours, Mr. Jenkins’ utilized approximately 4 hours with an aggregate incremental cost to the Company of $17,036, as reported in the “All Other Compensation” column of the 2020 Summary Compensation Table. The Standard Industry Fare Level rate was used to determine the income reportable to Mr. Jenkins for these trips, and the Company has not provided any tax gross-up or other tax assistance with respect to the income recognized for use of the Company aircraft.

During 2020, the Company granted 1,340,300 shares as full value awards leaving 1,264,444 shares available for future grants of full value awards under the 2018 LTI Plan. Beginning on May 13, 2020, no further grants will be awarded under the 2018 LTI Plan.

2021 PROXY STATEMENT      33

Compensation

Oversight and Processes

The Committee oversees and approves the compensation of the NEOs. The Committee currently consists of five members, all of whom have been determined by the Board to satisfy the heightened independence requirements of the NYSE and the Company’s categorical independence standards. The Nominating & Governance Committee recommends nominees for appointment to the Committee annually and as vacancies or newly created positions occur. Committee members are appointed and approved by the Board and may be removed by the Board at any time. Members of the Committee during 2020 were Neal E. Schmale (Chair), T. Jay Collins, Walentin Mirosh, Jeffrey W. Nolan, Robert N. Ryan, Jr. and Laura A. Sugg.

The Committee reviews and approves corporate goals and objectives relevant to the CEO’s and other NEO’s compensation and evaluates the CEO’s performance in light of these goals and objectives. Any decisions regarding the CEO’s compensation are made solely by the Committee based on that evaluation. For NEOs other than the CEO, the Committee considers the performance evaluations made by the CEO and the recommendations of the CEO.

The Committee administers and makes recommendations to the Board with respect to the Company’s incentive and equity-based compensation plans, and it reviews and approves awards granted under such plans.

Role of Independent Compensation Advisory Firm

As set forth in its charter, which can be found on the Company’s website ir.murphyoilcorp.com/corporate-governance/highlights, the Committee has the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and has the sole authority to approve the consultant’s fees and other retention terms. Advice and assistance from internal or external legal, accounting or other advisors is also available to the Committee. From January to June 2020, the Committee retained Pay Governance as an independent compensation consultant. Beginning in July 2020, the Committee retained Meridian as independent compensation consultant. During 2020, Pay Governance and Meridian provided the Committee with, among other things, an analysis of trends and compensation data for general industry, the oil and natural gas industry and a select group of comparator companies within the oil and natural gas industry.

All Pay Governance and Meridian invoices were approved by the Committee’s Chair prior to payment. In their roles as an advisor to the Committee, Pay Governance attended the first three and Meridian attended the remaining three of the six Committee meetings in 2020 and provided the Committee with objective and expert analyses, independent advice and information with respect to executive and director compensation. Neither Pay Governance nor Meridian provided any other consulting services to the Committee or to the Company, other than those dealing with executive compensation and the compensation of non-employee directors.

The Committee annually evaluates the performance and independence of its compensation consultants. In July 2020, Meridian delivered a letter to the Committee that provided full disclosure relating to Meridian’s relationship to the Company, taking into account the SEC’s Consultant Independence Factors and Meridian’s Independence Policy. The Committee has determined that there are no business or personal relationships between Meridian and the members of the Committee or the Company’s executive officers that may create a conflict of interest impairing Meridian’s ability to provide independent objective advice to the Committee.

2020 Peer Group Determination

In February 2020, the Committee engaged Pay Governance to determine appropriate comparator companies for purposes of peer compensation analysis. Pay Governance recommended the adoption of, and the Committee approved, the same peer group of comparable companies to be used for both the Company’s 2020 Compensation and TSR peer group, except for adjustments to the peer group due to mergers and acquisitions activities.

34      MURPHY OIL CORPORATION

The table below illustrates the changes to the Company’s peer group for 2020:

2020 Peer Group (15 Total Companies)

Apache Corporation	Marathon Oil Corporation

Cabot Oil & Gas Corporation	Matador Resources Company

Chesapeake Energy Corporation	Noble Energy, Inc.[1]

Cimarex Energy Co.	Range Resources Corporation

CNX Resources Corporation	SM Energy Company

Devon Energy Corporation	Southwestern Energy Corporation

Ovintiv Inc. (formerly Encana Corporation)	Whiting Petroleum Corporation

Hess Corporation
1	In October 2020, Noble Energy, Inc. was acquired by Chevron Corporation and removed from the Company’s peer group.

In addition to comparator company information, the Committee uses Mercer US Energy 27 Compensation Survey information to determine competitive market pay levels for the NEOs. The Committee also reviews a special analysis of the competitive pay levels of the Company’s peer group in establishing pay levels for the CEO and NEOs.

The Committee generally takes action on compensation matters, including the grant of long-term incentive awards, at its meeting held in conjunction with the February Board meeting. At this meeting the Committee also considers adjustments to NEO base salary, annual incentive bonus opportunities and grants of long-term incentive awards. The Committee also meets at other times during the year as necessary and, in 2020, met six times.

Risk Evaluation

In order to monitor the risk associated with executive compensation, in October 2020, the Committee reviewed a report from Meridian assessing the risks arising from the Company’s compensation policies and practices. The Committee agreed with the report’s findings that these risks were within the Committee’s ability to effectively monitor and manage and the programs do not encourage unnecessary or excessive risk-taking and do not create risks that are reasonably likely to have a material adverse effect on the Company.

Tax Policy

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the tax deductibility of compensation paid to certain NEOs to $1 MM annually.

The Committee has and will continue to retain the flexibility to design and maintain the executive compensation programs in a manner that is most beneficial to stockholders, including the payment of compensation that is subject to the deduction limits under Section 162(m).

2021 PROXY STATEMENT      35

 Executive Compensation Committee

 Report

The Executive Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on the review and discussions, the Executive Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.

EXECUTIVE COMPENSATION COMMITTEE

Neal E. Schmale (Chair)

T. Jay Collins

Walentin Mirosh

Jeffrey W. Nolan

Robert N. Ryan, Jr.

Laura A. Sugg

36      MURPHY OIL CORPORATION

 Executive Compensation

Tabular Information for Named Executive Officers

Further information with respect to the Named Executive Officers is set forth in the following tables:

2020 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards[1] ($)		Non-Equity Incentive Plan Compensation[2] ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings[3] ($)	All Other Compensation[4] ($)	Total ($)

Roger W. Jenkins President and Chief Executive Officer	2020	982,733	–		8,297,910		480,395	3,250,213	168,927	13,180,178
	2019	1,332,515	–		10,596,510		2,301,147	4,285,718	288,483	18,804,373
	2018	1,329,806	–		9,286,113		2,500,000	–	254,213	13,370,132

David R. Looney Executive Vice President and Chief Financial Officer	2020	525,815	100,000	[5]	2,521,673		171,358	106,647	86,049	3,511,542
	2019	667,882	–		3,176,130		768,920	100,623	39,976	4,753,531
	2018	541,672	–		2,809,968		612,770	–	279,630	4,244,040

Eric M. Hambly [6] Executive Vice President	2020	477,344	–		2,069,100		146,919	493,227	29,450	3,216,040
	2019	512,470	–		2,473,460		557,219	367,760	31,178	3,942,087

Thomas J. Mireles [6] Senior Vice President	2020	350,113	5,700	[7]	883,635		81,770	357,935	21,816	1,700,969

E. Ted Botner [6] Senior Vice President, General Counsel and Corporate Secretary	2020	378,542	–		689,700		79,349	716,827	44,878	1,909,296

Michael K. McFadyen Former, Executive Vice President	2020	224,096	–		2,241,525	[8]	68,973	2,393,354	2,144,675	7,072,623
	2019	585,302	–		2,810,750		636,410	499,360	35,173	4,566,995
	2018	473,476	66,667		3,110,653		486,929	14,768	70,451	4,222,944

Walter K. Compton Retired, Executive Vice President and General Counsel	2020	227,978	–		1,810,463	[9]	70,168	4,865,983	14,017	6,988,609
	2019	611,915	–		2,276,690		665,347	1,640,654	36,689	5,231,295
	2018	582,770	–		1,800,018		528,820	–	35,776	2,947,384
1

The restricted stock unit awards are shown at grant date fair value as computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates, as more fully described in Note K to the consolidated financial statements included in the 2020 Form 10-K report. Performance-based restricted stock unit awards are subject to performance-based conditions and are forfeited if the grantee’s employment terminates for any reason other than retirement, death or full disability. The performance-based restricted stock unit awards vest three years from the date of grant if performance conditions are met. Time-based restricted stock unit awards vest three years from the date of grant and are forfeited if the grantee’s employment terminates for any reason other than retirement, death or full disability. There is no assurance that the value realized by the executive will be at or near the value included herein. For example, as

2021 PROXY STATEMENT      37

shown on page 41 in the 2020 Outstanding Equity Awards at Fiscal Year-End Stock Awards table, the value of the 2020 LTI stock award decreased to 56% of the original grant date fair value as of 12/31/2020.

2

Reflects payments under our annual incentive program awarded and paid after the end of the year in which they are reported. Because these payments related to services rendered in the year prior to payment, the Company reported these incentives as a component of compensation expense in the year for which the award was earned.

3

In general, decreases in the discount rates used to value the plan benefits and additional benefit accruals ultimately increased the present values for the reported participants. The amounts shown in this column reflect the annual change in accumulated benefits under the Murphy Oil Supplemental Executive Retirement Plan (see the 2020 Pension Benefits Table below for more information). Also, there are no deferred compensation earnings reported in this column, as the Company’s non-qualified deferred compensation plans do not provide above-market or preferential earnings (see the 2020 Non-qualified Deferred Compensation Table below for more information).

4	The total amounts shown in this column for 2020 consist of the following:

Mr. Jenkins $58.963—Company contributions to defined contribution plans; $810—benefit attributable to Company-provided term life insurance policy; $17,036—Company airplane usage based on aggregate incremental cost to the Company. The aggregate incremental cost to the Company for airplane usage is calculated by multiplying, for each trip, the statutory miles for each trip times the 12-month average direct cost per statutory mile for the airplane used. The direct costs utilized in the calculation include: travel expenses for the aviation crew, communications expenses, landing fees, fuel and lubrication, contract maintenance and repairs, and the provision allocated for the overhaul of the engines.

Mr. Looney: $31,529—Company contributions to defined contribution plans; $810—Benefit attributable to Company-provided term life insurance policy.
Mr. Hambly: $28.640—Company contributions to defined contribution plans; $810—Benefit attributable to Company-provided term life insurance policy.
Mr. Mireles: $21,006—Company contributions to defined contribution plans; $810—Benefit attributable to Company-provided term life insurance policy.
Mr. Botner: $22,712—Company contributions to defined contribution plans; $810—Benefit attributable to Company-provided term life insurance policy.

Mr. McFadyen: $13,445—Company contributions to defined contribution plans; $338—Benefit attributable to Company-provided term life insurance policy; $1,848,308—Cash payment for earned but unvested RSUs for the years 2018-2020; $180,000—Consulting fees; $28,733—Benefit attributable to Company relocation allowances; $25,166—Benefits In-Kind

Mr. Compton: $13,679—Company contributions to defined contribution plans; $338—Benefit attributable to Company-provided term life insurance policy.

5

Mr. Looney was awarded a one-time special discretionary cash bonus of $100,000 for serving as interim CEO during 2020 when Mr. Jenkins was on temporary medical leave due to COVID-19, as reported in a press release dated March 25, 2020.

6	Mr. Hambly was not a NEO in 2018 and Messrs. Mireles and Botner were not Named Executive Officers in 2018 or 2019 and, therefore, their compensation is not disclosed for these years.

7	Mr. Mireles was awarded a one-time discretionary cash bonus of $5,700 for his role in the COVID-19 pandemic safety protocols and work from home program.

8	Reflects an award of restricted stock units that Mr. McFadyen forfeited upon his resignation on June 1, 2020.

9	Reflects an award of restricted stock units, a pro rata portion of which that Mr. Compton forfeited upon his retirement on June 1, 2020.

Pay Ratio

In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2020:

·	the median of the annual total compensation of all our employees (except our Chief Executive Officer) was $156,777;

·	the annual total compensation of Chief Executive officer was $13,180,178; and

·	the ratio of these two amounts was 84 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

METHODOLOGY FOR IDENTIFYING OUR “MEDIAN EMPLOYEE”

Employee Population

To identify the median of the annual total compensation of all of our employees (other than our Chief Executive Officer), we first identified our total employee population from which we determined our “median employee”. We determined that, as of December 31, 2020, our employee population consisted of approximately 625 individuals.

To identify our “median employee” from our total employee population, we compared the amount of total taxable earnings reflected in each country’s payroll records, converted to U.S. dollars. We identified our “median employee” using this compensation measure, which was consistently applied to all our employees included in the calculation.

DETERMINATION OF ANNUAL TOTAL COMPENSATION OF OUR “MEDIAN EMPLOYEE” AND OUR CEO

Once we identified our “median employee”, we then calculated such employee’s annual total compensation for 2020 using the same methodology we used for purposes of determining the annual total compensation of our NEOs for 2020 (as set forth in the above 2020 Summary Compensation Table).

Our CEO’s annual total compensation for 2020 for purposes of the Pay Ratio Rule is equal to the amount reported in the “Total” column in the 2020 Summary Compensation Table, adjusted, to the extent applicable, in a similar manner as the annual total compensation of our “median employee”.

38      MURPHY OIL CORPORATION

2020 Grants of Plan-Based Award Table

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)		All Other Stock Awards: Number of Shares of Stock or Units[3] (#)		Grant Date Fair Value of Stock and Option Awards[4] ($)

Roger W. Jenkins		829,181	1,326,690	3,316,726	—	—	—		—		—
	2/4/2020	—	—	—	115,600	231,200	346,800	[5]	—		4,973,112
	2/4/2020	—	—	—	28,900	57,800	115,600	[5]	—		1,243,278
	2/4/2020	—	—	—	—	—	—		96,000	[5]	2,081,520

David R. Looney		295,771	473,233	1,183,083	—	—	—		—		—
	2/4/2020	—	—	—	35,200	70,400	105,600		—		1,514,304
	2/4/2020	—	—	—	8,800	17,600	35,200		—		378,576
	2/4/2020	—	—	—	—	—	—		29,000		628,793

Eric M. Hambly		253,589	405,742	1,014,356	—	—	—		—		—
	2/4/2020	—	—	—	28,800	57,600	86,400		—		1,238,976
	2/4/2020	—	—	—	7,200	14,400	28,800		—		309,744
	2/4/2020	—	—	—	—	—	—		24,000		520,380

Thomas J. Mireles		131,292	210,068	525,169	—	—	—		—		—
	2/4/2020	—	—	—	12,400	24,800	37,200		—		533,448
	2/4/2020	—	—	—	3,100	6,200	12,400		—		133,362
	2/4/2020	—	—	—	—	—	—		10,000		216,825

E. Ted Botner		141,953	227,125	567,813	—	—	—		—		—
	2/4/2020	—	—	—	9,600	19,200	28,800		—		412,992
	2/4/2020	—	—	—	2,400	4,800	9,600		—		103,248
	2/4/2020	—	—	—	—	—	—		8,000		173,460

Michael K. McFadyen [6]		119,051	190,481	476,204	—	—	—		—		—
	2/4/2020	—	—	—	—	—	—		—		—
	2/4/2020	—	—	—	—	—	—		—		—
	2/4/2020	—	—	—	—	—	—		—		—

Walter K. Compton [7]		121,113	193,781	484,453	—	—	—		—		—
	2/4/2020	—	—	—	25,200	50,400	75,600		—		1,084,104
	2/4/2020	—	—	—	6,300	12,600	25,200		—		271,026
	2/4/2020	—	—	—	—	—	—		21,000		455,333
1

Threshold and maximum awards are based on the provisions in our annual incentive program. Actual awards earned can range from 0 to 250% of the target awards. The Committee retains the authority to make awards under the program and to use its judgment in adjusting awards downward. Actual payouts for 2020 are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.

2021 PROXY STATEMENT      39

2

Threshold and maximum awards are based on the provisions of the applicable PSU award agreements. The payout percentage for TSR units and EBITDA/ACE units will range between 0-150% and 0-200%, respectively.

3	Amounts include time-based RSUs, which generally cliff-vest three years after their grant date.

4

The grant date value for the RSUs is computed in accordance with FASB ASC Topic 718, excluding forfeiture estimates, as more fully described in Note K to the consolidated financial statements included in the 2020 Form 10-K report. The grant date fair value of the Company’s performance-based restricted stock units is determined using a Monte-Carlo valuation model, as further described in Note K to the consolidated financial statements included in the Form 10-K report.

5	Pursuant to the terms of the award under the 2018 LTIP, the aggregate number of shares allowable for issuance at vest is 500,000.

6	Upon separation of service and pursuant to the terms of the 2018 LTIP, Mr. McFadyen forfeited 100% of his 2020 equity awards.

7	Upon retirement and pursuant to the terms of the 2018 LTIP, Mr. Compton forfeited 74,667 restricted stock units from his 2020 equity awards.

2020 Outstanding Equity Awards at Fiscal Year-End Table: Option Awards

Name	Number of Securities Underlying Unexercised Options (#) exercisable[1]	Number of Securities Underlying Unexercised Options (#) unexercisable[1]	Option Exercise Price ($)	Option Expiration Date

Roger W. Jenkins	120,000		55.8200	2/4/2021
	220,000		49.6500	2/3/2022
	220,000		17.5650	2/2/2023
	161,000		28.5050	1/31/2024

David R. Looney	—	—	—	—

Eric M. Hambly	10,000		55.8200	2/4/2021
	17,000		49.6500	2/3/2022
	17,000		17.5650	2/2/2023
	13,000		28.5050	1/31/2024

Thomas J. Mireles	9,000		55.8200	2/4/2021
	16,000		49.6500	2/3/2022
	16,000		17.5650	2/2/2023
	12,000		28.5050	1/31/2024

E. Ted Botner	5,000		55.8200	2/4/2021
	12,000		49.6500	2/3/2022
	12,000		17.5650	2/2/2023
	10,000		28.5050	1/31/2024

Michael K. McFadyen	23,000		55.8200	2/4/2021
	50,000		49.6500	2/3/2022
	57,000		17.5650	5/31/2022
	42,000		28.5050	5/31/2022

Walter K. Compton	23,000		55.8200	2/4/2021
	43,000		49.6500	2/3/2022
	43,000		17.5650	5/31/2022
	31,000		28.5050	5/31/2022

40      MURPHY OIL CORPORATION

2020 Outstanding Equity Awards at Fiscal Year-End Table: Stock Awards

Name	Number of Shares or Units of Stocks That Have Not Vested[2] (#)	Market Value of Shares or Units of Stocks That Have Not Vested[3,4,5] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[2] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares Units or Other Rights That Have Not Vested[3,4,5] ($)

Roger W. Jenkins	550,895	6,665,830	638,619	7,727,290

David R. Looney	181,406	2,195,013	193,140	2,336,994

Eric M. Hambly	128,227	1,551,547	101,208	1,224,617

Thomas J. Mireles	92,049	1,113,793	68,102	824,034

E. Ted Botner	42,374	512,725	52,470	634,887

Michael K. McFadyen	—	—	—	—

Walter K. Compton	37,190	449,999	38,237	462,668
1	Stock options are 50% vested after two years and 100% vested after three years.

2	Includes accrued in-kind dividend equivalents on performance-based restricted stock units.

3	Performance-based restricted stock units vest if the Company achieves specific performance objectives at the end of the three-year performance period.

4	Generally, time-based restricted stock units vest on the third anniversary of the date of grant.

5	Value was determined based on a December 31, 2020 closing stock price of $12.10 per share.

The table below shows the number of shares of the Company’s common stock acquired during 2020 upon the vesting of stock awards granted to the named executive officers in previous years.

2020 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise[1] ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting[2] ($)

Roger W. Jenkins	—	—	313,317	6,737,367

David R. Looney	—	—	—	—

Eric M. Hambly	—	—	24,943	536,336

Thomas J. Mireles	—	—	23,425	503,422

E. Ted Botner	—	—	19,267	414,015

Michael K. McFadyen	—	—	81,627	1,754,910

Walter K. Compton	—	—	86,473	1,615,928
1	The value shown reflects the difference between the market price on the date of exercise and the exercise price of the option.

2

The dollar amounts shown in this column are determined by multiplying the number of shares of common stock underlying vested stock awards by the per share market price (average high and low price) of the Company’s common stock on the vesting date. The total value realized for RSU and PSU awards granted in 2017 includes the gross RSU vesting value of $21.015 per share on January 31, 2020, and PSU vesting value of $21.6825 on February 4, 2020. Further, Mr. Compton’s total value realized also includes the gross value of $12.015 per share on May 31, 2020, for the pro-rata payout of his 2018 – 2020 RSUs.

2021 PROXY STATEMENT      41

2020 Pension Benefits Table

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Roger W. Jenkins	Retirement Plan of Murphy Oil Corporation	19.208		1,214,597	—
	Murphy Oil Corporation Supplemental Executive Retirement Plan	19.208		15,864,714	—

David R. Looney	Retirement Plan of Murphy Oil Corporation	2.833		45,473	—
	Murphy Oil Corporation Supplemental Executive Retirement Plan	2.833		161,797	—

Eric M. Hambly	Retirement Plan of Murphy Oil Corporation	14.250		488,732	—
	Murphy Oil Corporation Supplemental Executive Retirement Plan	14.250		1,056,293	—

Thomas J. Mireles	Retirement Plan of Murphy Oil Corporation	15.417		569,141	—
	Murphy Oil Corporation Supplemental Executive Retirement Plan	15.417		829,706	—

E. Ted Botner	Retirement Plan of Murphy Oil Corporation	19.250		1,136,569	—
	Murphy Oil Corporation Supplemental Executive Retirement Plan	19.250		1,668,708	—

Michael K. McFadyen	Retirement Plan of Murphy Oil Company Ltd.	9.830		430,988	—
	Murphy Oil Company Ltd. Supplemental Executive Retirement Plan	9.830		2,596,063	—
	Retirement Plan of Murphy Oil Corporation	7.703	[1]	450,841	—
	Murphy Oil Corporation Supplemental Executive Retirement Plan	7.703	[1]	2,258,098	—

Walter K. Compton	Retirement Plan of Murphy Oil Corporation	32.417	[2]	2,116,916	55,762
	Murphy Oil Corporation Supplemental Executive Retirement Plan	32.417	[2]	9,696,149	255,767
1.

For purposes of both the Company’s Retirement Plan and the Supplemental Executive Retirement Plan, Mr. McFadyen will be granted an additional three years of age and three years of service for purposes of calculating the accrued vested defined benefit. The present value of accumulated benefit for this additional three years of credited service and three years of age was $1,436,511 as of December 31, 2020. For the purposes of the Murphy Oil Company Ltd. Supplemental Executive Retirement Plan, Mr. McFadyen will be granted special case early retirement reduction factors (3% per year from age 60) for purposes of calculating the accrued vested defined benefit. The present value of accumulated benefit for these special case early retirement reduction factors is $462,330 as of December 31, 2020.

2.

Under the Enhanced Retirement Program offered due to the closure of the El Dorado office, Mr. Compton, will be granted an additional three years of age and three years of service as of his retirement date, for purposes of calculating his accrued defined benefit. The present value of accumulated benefit for this additional three years of credited service and three years of age was $2,377,013 as of December 31, 2020.

The purpose of the Retirement Plan of Murphy Oil Corporation, a tax-qualified defined benefit retirement plan, is to provide retirement and incidental benefits for all employees who complete a period of faithful service. The purpose of the SERP is to restore defined benefit and defined contribution benefits which cannot be paid because of certain specified benefit and compensation limitations under the tax-qualified retirement plan. The pension formula used to calculate benefits is: 1.6% times final average pay (FAP) times years of benefit service minus 1.5% times primary social security benefit times years of benefit service (to a maximum of 33 1/3 years). The formula used to calculate the annual cash balance credit benefit is: eligible compensation (base salary earnings plus annual incentive bonus) times a percentage based on total points at January 1 each year. Total points are the sum of age and service at January 1 for each participant. Cash balance credits are accumulated with interest annually at the 10-year treasury rate.

The FAP used in calculating benefits under the plans is the average cash compensation (salary and annual incentive bonus) over the highest paid 36-month period during the employee’s last ten years of employment. Distribution elections for the qualified plan are made upon retirement. Benefits shown are computed on a single life annuity basis and are subject to a deduction for social security amounts. The pension benefits shown neither reflect any reductions in retirement benefits that would result from the selection of one of the plan’s various available survivorship options nor the actuarial reductions required by the plan for retirement earlier than age 62. For this purpose, Mr. Jenkins’ average compensation was $ 3,535,297; Mr. Hambly’s $877,707; Mr. Mireles’ $669,895; and Mr. Botner’s $645,764.

42      MURPHY OIL CORPORATION

The estimated credited years of service used are as indicated in the table.

Effective with the spin-off of MUSA on August 30, 2013, significant modifications were made to the U.S. defined benefit pension plan. Four of the seven NEOs continue to accrue benefits in this plan, however, two NEOs and certain Murphy employees’ benefits under the U.S. plan were frozen at that time. No further benefit service will accrue for the affected employees; however, the plan will recognize future earnings after the spin-off. In addition, all previously unvested benefits became fully vested at the spin-off date. For those affected active employees of the Company, additional U.S. retirement plan benefits will accrue in future periods under a cash balance formula. One NEO, hired following the spin-off, only accrues benefit under the cash balance formula, as applies to all other new hires in the U.S.

The following assumptions were used in determining the present value amounts at December 31, 2020.

·

Discount Rate—2.47% (Murphy Oil Corporation Qualified Retirement Plan); 2.48% (Murphy Oil Corporation Non-Qualified Supplemental Executive Retirement Plan); 2.35% (Murphy Oil Company Ltd. Retirement Plan and Supplemental Executive Retirement Plan)

·

Mortality Table (Qualified—Retirement Plan and Non-Qualified Supplemental Executive Retirement Plan for Murphy Oil Corporation)—Pri-2012 sex-distinct, retiree tables with a no-collar adjustment and projected generational mortality improvements based on the MMP-2019 scale

·

Mortality Table (Retirement Plan of Murphy Oil Company Ltd. and Murphy Oil Company Ltd. Supplemental Executive Retirement Plan)—2014 Private Sector Canadian Pensioners Mortality Table with generational improvements using CPM Improvement Scale B

·	Interest Rate (with respect to the accrual of benefits under the cash balance formula)—graded rates converging to a long-term assumption of 3.20%

2020 Nonqualified Deferred Compensation Table

Name	Executive Contributions in Last Fiscal Year[1] ($)	Registrant Contributions in Last Fiscal Year[2] ($)	Aggregate Earnings in Last Fiscal Year[3] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

Roger W. Jenkins	98,426	41,863	198,040	—	2,721,980

David R. Looney	33,081	14,449	28,326	—	210,281

Eric M. Hambly	66,420	11,540	160,890	—	1,228,951

Thomas J. Mireles	3,906	3,906	24,213	—	180,041

E. Ted Botner	37,280	5,612	(23,579)	—	504,391

Michael K. McFadyen	18,766	6,320	5,577	(76,940)	—

Walter K. Compton	10,113	6,554	(15,858)	(709,163)	—
1	The executive contributions in the last fiscal year have been included in the “Salary” column for the Named Executive Officer in the 2020 Summary Compensation Table.

2	The registrant contributions in the last fiscal year have been included in “All Other Compensation” column for the Named Executive Officer in the 2020 Summary Compensation Table.

3

The unfunded SERP provides the same investment options available under the qualified 401(k) savings plan. The “Aggregate Earnings” column reflects the different investment returns based upon the Named Executive Officer’s investment selection.

The purpose of the Thrift Plan for Employees of Murphy Oil Corporation, a tax-qualified defined contribution retirement plan, is to provide retirement and incidental benefits for all employees who participate in the Plan. The purpose of the Supplemental Executive Retirement Plan (SERP) is to restore defined benefit and defined contribution benefits which cannot be invested because of certain specified benefit and compensation limitations under the tax-qualified Thrift/401(k) Plan.

The employees are immediately vested in all employee and Company matching contributions. The Company matching contributions are limited to dollar for dollar on the first 6%. All employees are allowed to contribute on a pre-tax basis up to 25% of their eligible pay. The table above represents amounts deferred under the SERP for 2020.

2021 PROXY STATEMENT      43

2020 Potential Payments Upon Termination or Change in Control Table

The Company made substantive changes to its policies and practices regarding the NEOs severance compensation in connection with a change in control in 2019. Under the new policy, long-term incentive grants made to the CEO and the seven executive officers reporting directly to the CEO, including the other NEOs, will only accelerate and become vested upon a double-trigger termination, which requires (i) a change in control transaction and (ii) an involuntary termination of the executive’s employment by the Company other than for “Cause” or “Disability” or a termination by the executive for “Good Reason”. In addition, the Company provides competitive cash severance compensation should the CEO or the other NEOs be terminated in connection with a change in control by the Company other than for cause or disability or by the executive for good reason.

In 2013, Mr. Jenkins entered into a Severance Protection Agreement which provides for the payment of severance benefits in a lump sum equal to three times the sum of Mr. Jenkins’ base salary and his average annual bonus over the three fiscal years prior to his termination. Mr. Jenkin’s Agreement was revised in 2019 to include the provisions regarding the double-trigger vesting treatment of long-term incentives described above.

The Company entered into Severance Protection Agreements with Messrs. Looney, Hambly, Mireles, McFadyen and Compton in 2019 and Mr. Botner in 2020. Each agreement has an initial term of three years, and will automatically be extended for successive one-year periods unless either party provides 90 days prior written notice to not extend the term.

The Severance Protection Agreements with the NEOs other than Mr. Jenkins provide that if, within twenty-four months following a change in control, the Company terminates the NEO’s employment for any reason other than for cause or disability, or the NEO resigns for good reason (as such terms are defined in the agreements), the NEO will be entitled to the following severance benefits:

·

a lump sum cash payment equal to two times (or three times for Mr. Looney) the sum of (i) the NEO’s annual base salary in effect immediately prior to the termination (or if greater, the highest rate in effect at any time during the 90-day period before the change in control) and (ii) the average of the NEO’s annual bonus for the three years prior to the termination (or if greater, the three full fiscal years prior to the change in control);

·	full vesting of all outstanding equity awards;

·	continued life, accident and health insurance coverage for the 30-month period following termination (or the 36-month period following termination for Mr. Looney); and

·	certain relocation benefits.

The NEO’s, including the CEO, are not entitled to any tax gross-up payments for any golden parachute excise tax that may be imposed on them as a result of a change in control and severance benefits resulting from a subsequent termination of employment and will be subject to certain non-competition and non-solicitation restrictive covenants for one year following a termination of their employment that occurs following a change in control.

44      MURPHY OIL CORPORATION

The following table presents estimated amounts that would have been payable to the applicable Named Executive Officer if the described event had occurred on December 31, 2020:

Name	Category	Normal Termination ($)	Change of Control ($)
Roger W. Jenkins	Severance	—	8,281,542
	Non-equity compensation[1]	480,395	480,395
	Unvested & Accelerated[2]
	Performance-Based Restricted Stock Units	3,003,642	10,730,937
	Time-Based Restricted Stock Units	3,662,183	3,662,183
	Stock Options	—	—
	Retirement Plan[3]	1,076,952	1,076,952
	Total	8,223,173	24,232,010
David R. Looney	Severance	—	3,453,048
	Non-equity compensation[1]	171,358	171,358
	Unvested & Accelerated[2]
	Performance-Based Restricted Stock Units	1,046,351	3,383,345
	Time-Based Restricted Stock Units	1,148,657	1,148,657
	Stock Options	—	—
	Retirement Plan[3]	—	—
	Total	2,366,365	8,156,407
Eric M. Hambly	Severance	—	2,792,270
	Non-equity compensation[1]	146,919	146,919
	Unvested & Accelerated[2]
	Performance-Based Restricted Stock Units	233,890	1,458,506
	Time-Based Restricted Stock Units	1,317,662	1,317,662
	Stock Options	—	—
	Retirement Plan[3]	—	—
	Total	1,698,471	5,715,356
Thomas J. Mireles	Severance	—	1,858,314
	Non-equity compensation[1]	76,065	76,065
	Unvested & Accelerated[2]
	Performance-Based Restricted Stock Units	221,580	1,045,612
	Time-Based Restricted Stock Units	892,208	892,208
	Stock Options	—	—
	Retirement Plan[3]		—
	Total	1,189,853	3,872,199
E. Ted Botner	Severance	—	1,882,902
	Non-equity compensation[1]	79,349	79,349
	Unvested & Accelerated[2]
	Performance-Based Restricted Stock Units	215,425	850,314
	Time-Based Restricted Stock Units	297,306	297,306
	Stock Options	—	—
	Retirement Plan[3]	189,252	189,252
	Total	781,332	3,299,123
Michael K. McFadyen	Severance	—	—
	Non-equity compensation[1]	68,973	—
	Unvested & Accelerated[2]
	Performance-Based Restricted Stock Units	—	—
	Time-Based Restricted Stock Units	—	—
	Stock Options	—	—
	Retirement Plan[3]	—	—
	Total	68,973	—
Walter K. Compton	Severance	—	—
	Non-equity compensation[1]	70,168	—
	Unvested & Accelerated[2]
	Performance-Based Restricted Stock Units	450,005	912,678
	Time-Based Restricted Stock Units	—	—
	Stock Options	—	—
	Retirement Plan[3,4]	514,539	—
	Total	1,034,712	912,678
1	Non-equity compensation is calculated under the terms of the 2017 Plan.

2021 PROXY STATEMENT      45

2

Reflects the accelerated vesting of LTI only in a double-trigger vesting change in control event. Restricted Stock Unit grants made after January 1, 2019 will only accelerate and vest on a double-trigger basis. All unvested outstanding equity awards made prior to 2019 will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of the award. This amount includes the incremental value of the current unvested outstanding awards. In the event of a termination, the exercise period for stock options is reduced to the lesser of the expiration date of the award or two years from date of termination.

3

Named Executive Officers may receive benefits under the Company’s defined benefit pension plan upon retirement, depending on date of hire, age and years of service at termination. The Pension Benefits Table reports the present value of each Named Executive Officer’s accumulated benefit at December 31, 2020 unadjusted for retirement earlier than age 62, and such benefits are not accelerated or otherwise enhanced in connection with any termination scenario. Mr. Compton retired during 2020 and is currently drawing retirement benefits. Messrs. Jenkins and Botner would have been eligible to receive retirement benefits following a termination of employment by reason of retirement on December 31, 2020. Monthly pension benefits are payable in one of the following options: 50% Joint and Survivor; 75% Joint and Survivor; 100% Joint and Survivor; and 10 Years Certain. For purposes of this table, the annual payment of the monthly pension benefits is shown.

4	The amounts disclosed reflect the amounts paid or payable to Mr. Compton in connection with his retirement.

46      MURPHY OIL CORPORATION

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights[1]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)[2]

Equity compensation plans approved by stockholders	5,638,872	$40.14	5,311,960
1	Amounts in this column do not take into account outstanding restricted stock units.

2

Number of shares available for issuance includes 311,960 available shares under the 2018 Stock Plan for Non-Employee Directors and 5,000,000 available shares under the 2020 LTI Plan. Assumes each restricted stock unit is equivalent to one share.

2021 PROXY STATEMENT      47

 Our Stockholders

As of December 31, 2020, the following are known to the Company to be the beneficial owners of more than five percent of the Company’s Common Stock (as of the date of such stockholder’s Schedule 13G filing with the SEC):

Name and address of beneficial owner		Amount and nature of beneficial ownership[1]		Percentage

FMR LLC	245 Summer Street Boston, Massachusetts 02210	20,711,600	[2]	13.484%

The Vanguard Group	100 Vanguard Blvd. Malvern, PA 19355	13,681,341	[3]	8.910%

BlackRock, Inc.	55 East 52nd Street New York, NY 10055	12,691,731	[4]	8.300%
1	Includes Common Stock for which the indicated owner has sole or shared voting or investment power and is based on the indicated owner’s Schedule 13G filing for the period ended December 31, 2020.

2

A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G). Total includes 2,000,750 sole voting power shares, -0- shared voting power shares, 20,711,600 sole dispositive power shares and -0- shared dispositive power shares.

3

An investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E). Total includes -0- sole voting power shares, 97,036 shared voting power shares, 13,467,443 sole dispositive power shares and 213,898 shared dispositive power shares.

4

A parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G). Total includes 12,150,402 sole voting power shares, -0- shared voting power shares, 12,691,731 sole dispositive power shares and -0- shared dispositive power shares.

48      MURPHY OIL CORPORATION

The following table sets forth information, as of February 16, 2021, concerning the number of shares of Common Stock of the Company beneficially owned by all directors and nominees, each of the Named Executive Officers (as hereinafter defined), and directors and executive officers as a group.

Name	Personal with Full Voting and Investment Power[1,2]	Personal as Beneficiary of Trusts	Voting and Investment Power Only		Options Exercisable Within 60 Day	Total	Percent of Outstanding (if greater than one percent)

Claiborne P. Deming	897,214	1,639,538	209,720		—	2,746,472	1.78%

T. Jay Collins	15,137	—	—		—	15,137	—

Steven A. Cossé	129,467	—	—		—	129,467	—

Lawrence R. Dickerson	40,245	—	—		—	40,245	—

Elisabeth W. Keller	89,332	518,224	200,000	[3]	—	807,556	—

James V. Kelley	78,282	—	—		—	78,282	—

Walentin Mirosh	39,925	—	—		—	39,925	—

R. Madison Murphy	660,230	1,812,972	922,838	[4]	—	3,396,040	2.20%

Jeffrey W. Nolan	319,593	283,252	—		—	602,845	—

Robert N. Ryan, Jr.	9,256	5,127	—		—	14,383	—

Neal E. Schmale	224,788	—	—		—	224,788	—

Laura A. Sugg	28,981	—	—		—	28,981	—

Roger W. Jenkins	765,652	—	—		601,000	1,366,652	—

David R. Looney	64,301	—	—		—	64,301	—

Eric M. Hambly	43,203	—	—		47,000	90,203	—

Thomas J. Mireles	27,936	—	—		44,000	71,936	—

E. Ted Botner	75,510	—	—		34,000	109,510	—

Directors and executive officers as a group[5]	3,583,853	4,259,113	1,332,558		813,000	9,988,524	6.47%
1	Includes Company Thrift (401(k)) Plan shares in the following amounts: Mr. Jenkins—2,279 shares and Mr. Botner—5,991 shares.

2

Includes shares held by spouse and other household members as follows: Mr. Deming—50,224 shares; Ms. Keller—63,919 shares; Mr. Murphy—194,364 (beneficial ownership expressly disclaimed); and Mr. Nolan—49,392 shares.

3	Ms. Keller has no investment power for these shares.

4

Includes 577,205 shares held by a private foundation of which Mr. Murphy is President for which beneficial ownership is expressly disclaimed. Includes 296,521 shares owned by the 2011 Murphy Family Trust, beneficial ownership expressly disclaimed. Also, includes 49,112 shares owned by The Suzanne and Madison Murphy Grandchildren’s Trust, beneficial ownership expressly disclaimed.

5	Includes twelve directors, ten executive officers and one director/officer.

2021 PROXY STATEMENT      49

Review, Approval or Ratification of Transactions with Related Persons and Code of Business Conduct and Ethics

During 2020, the Company did not have any transactions with related persons required to be disclosed under Item 404(a) of Regulation S-K, and no such transactions are currently proposed. The Nominating & Governance Committee reviews ordinary course of business transactions with related parties, including firms associated with directors and nominees for director. The Company’s management also monitors such transactions on an ongoing basis. Executive officers and directors are governed by the Company’s Code of Business Conduct and Ethics, which provides that waivers may only be granted by the Board and must be promptly disclosed to stockholders. No such waivers were granted or applied for in 2020. The Company’s Corporate Governance Guidelines require that all directors recuse themselves from any discussion or decision affecting their personal, business or professional interests.

50      MURPHY OIL CORPORATION

 Proposal 3—Approval of the Proposed

 2021 Stock Plan for Non-Employee

 Directors

The Company’s standard arrangement for the compensation of its non-employee directors divides remuneration into cash and equity components. This approach aligns the interests of directors and the stockholders they represent. The Company further targets total director compensation at a level near the 50th percentile of the competitive market (as determined by the Executive Compensation Committee’s independent compensation consultant, Meridian, since July 2020), enhancing the Company’s ability to retain and recruit qualified individuals to serve as non-employee directors. The Company believes this structure has been successful and, to continue in this vein, stockholders are asked to approve the 2021 Stock Plan for Non-Employee Directors (the “2021 Plan”), which is substantially similar to the 2018 Stock Plan for Non-Employee Directors (the “2018 Plan”). The 2021 Plan, upon the recommendation of the Executive Compensation Committee, was adopted by the Board on February 3, 2021, subject to approval by our stockholders.

The 2018 Plan was adopted and approved by our stockholders effective as of May 9, 2018. Up to 500,000 shares of common stock of the Company, par value of $1.00 per share (“Shares”), were authorized for issuance under the 2018 Plan. As of March 15, 2021, the proxy record date, 129,308 Shares remain available for future issuance under the 2018 Plan. We are asking our stockholders to approve the 2021 Plan under which 800,000 Shares will be authorized for issuance. Without giving effect to the Shares remaining for issuance under the 2018 Plan, the proposed 800,000 Shares represents 0.52% of our Shares outstanding as of the proxy record date. If the 2021 Plan is approved by stockholders, we expect to be able to make Share grants to our non-employee directors for approximately 4 to 5 years.

If the 2021 Plan is approved by stockholders, the 2021 Plan will replace the 2018 Plan, and no additional grants will be made under the 2018 Plan. If the 2021 Plan is not approved by stockholders, the 2018 Plan will remain in effect in its current form, and the Company will continue to grant equity incentive awards to non-employee directors thereunder until its expiration on May 9, 2023. However, based on the Company’s current standard arrangement for the compensation of its non-employee directors, the number of Shares remaining under the 2018 Plan would not be sufficient for future annual awards to our non-employee directors.

We believe that approving the 2021 Plan is necessary to allow the Company to continue to align the long-term financial interests of directors with those of the Company’s stockholders, to attract and retain those individuals by providing compensation opportunities that are competitive with other companies and provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company. If the 2021 Plan is not approved by stockholders, we will be unable to maintain our current equity grant practices for non-employee directors, and therefore we will be at a significant competitive disadvantage in attracting, retaining and motivating talented individuals who contribute to our success.

As a stockholder of the Company, you are invited to vote with respect to the 2021 Plan through the following resolution:

“RESOLVED, that the Company’s stockholders approve the 2021 Plan.”

The following is a summary of the 2021 Plan which is qualified in its entirety by the full text of the 2021 Plan, a copy of which is included as Exhibit A to this Proxy Statement. The capitalized terms not otherwise defined in this summary have the meaning assigned to them in the 2021 Plan.

Summary of Plan Terms

Shares Subject to the 2021 Plan

The Shares of the Company to be issued under the 2021 Plan consist of authorized but unissued Shares or issued Shares that have been reacquired by the Company, including Shares acquired in the open market. Subject to adjustment made in connection with a merger, consolidation, reorganization or certain other events set forth in the 2021 Plan, the maximum number of Shares subject to awards which may be issued pursuant to the 2021 Plan will be 800,000 Shares. If any grants under the 2021 Plan are cancelled, forfeited, expire or terminate for any reason without Shares having been issued, the Shares subject to, but not delivered under, such grants may again become available for the grant of other awards under the 2021 Plan. Notwithstanding the foregoing, no Shares deliverable to the Company in full or partial payment of the purchase price for an award may again become available for the grant of other awards under the 2021 Plan.

2021 PROXY STATEMENT      51

In no event will any individual director receive grants under the 2021 Plan in any calendar year with respect to Shares having an aggregate Fair Market Value (or in the case of stock options, the grant date value of such Stock Options as determined by the Committee) in excess of $750,000, as calculated at the time of grant.

Administration of the 2021 Plan

The 2021 Plan will be administered by a committee of the Board, designated by the Board and to be comprised of not less than two members of the Board (referred to in this section of the Proxy Statement as the “Committee”). Subject to the provisions of the 2021 Plan, the Committee will have sole and complete authority to construe and interpret the 2021 Plan, to establish, amend, and rescind the appropriate rules and regulations relating to the 2021 Plan, to determine the persons to whom and the time or times at which to grant awards, to administer the 2021 Plan and to take all such steps and make all such determinations in connection with the awards granted, as it may deem necessary or advisable to carry out the provisions and intent of the 2021 Plan.

Eligibility

All non-employee directors are eligible to receive awards under the 2021 Plan. Currently, the Company has eleven non-employee directors that will be eligible to receive awards under the 2021 Plan.

Types of Awards

The following types of awards may be made under the 2021 Plan. All of the awards described below are subject to the conditions, limitations, restrictions, exercise price, vesting and forfeiture provisions determined by the Committee, in its sole discretion, subject to such limitations as are provided in the 2021 Plan.

Non-qualified Stock Options

A Stock Option is a contractual right to purchase Shares at a future date at a specified exercise price. The per Share exercise price of a Stock Option will be determined by the Committee and may not be less than the Fair Market Value of a Share on the grant date. The exercise price of any Stock Option may be paid in Shares, cash, or a combination thereof, or other consideration, as determined by the Committee. Each Stock Option granted under the 2021 Plan will become exercisable and mature in three equal annual installments commencing on the first anniversary of the date of grant. Each Stock Option granted under the 2021 Plan will expire seven years from the date of grant.

Restricted Stock and Restricted Stock Units

A Restricted Stock Award is an award of Shares that does not vest until after a specified period of time, or satisfaction of other vesting conditions as determined by the Committee. Restricted Stock Units (“RSUs”) are awards denominated in units of Shares under which the issuance of Shares is subject to such conditions and terms as the Committee deems appropriate. To the extent determined by the Committee, Restricted Stock and RSUs may be satisfied or settled in Shares, cash or a combination thereof. Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those Shares, unless otherwise determined by the Committee. Any dividends or other distributions paid with respect to Restricted Stock (whether in Shares or cash) will be subject to the same restrictions on transferability as the Restricted Stock with respect to which they are distributed and will not be paid prior to the time at which such Restricted Stock becomes nonforfeitable. An RSU is entitled to dividend equivalents only to the extent, and in the form, provided by the Committee, except that, if the dividends or other distributions relate to a Share underlying the RSU during the period that the RSU is outstanding, the payment of such dividend equivalent will not be paid prior to the time at which the RSU becomes nonforfeitable. The Committee may provide for the ability of Participants to elect to defer the settlement of, or mandate the settlement of, RSUs to such time as may be elected by the Participant or determined by the Committee. Unless otherwise determined by the Committee, Participants holding awards of Restricted Stock may exercise full voting rights during the Restricted Period.

Termination of Service and Change in Control

Termination of Membership on the Board of Directors Because of Retirement or Disability. If a Participant’s membership on the Board of Directors terminates because of Retirement or Disability, any Stock Option held by the Participant may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the later of (A) one year after the date of grant of such Stock Option or (B) the date of termination of membership on the Board of Directors due to Retirement or Disability and (ii) ending on and including the earlier of (A) the last day of the original exercise period remaining under the applicable award agreement or (B) the third anniversary of the date of termination of membership on the Board of Directors due to Retirement or Disability. In addition, the restrictions will be lifted on all Restricted Stock and RSUs held by the Participant; provided that the settlement of any vested Deferred Units will remain subject to the terms of the underlying award agreement and any applicable deferral election form.

52      MURPHY OIL CORPORATION

Termination of Membership on the Board of Directors Because of Death. If a Participant’s membership on the Board of Directors terminates because of death, any Stock Option held by the Participant may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the date of death and (ii) ending on and including the earlier of (A) the last day of the original exercise period remaining under the applicable award agreement or (B) the third anniversary of the date of death. In addition, the restrictions will be lifted on all Restricted Stock and RSUs held by the Participant; provided that the settlement of any vested Deferred Units will remain subject to the terms of the underlying award agreement and any applicable deferral election form.

Death After Termination of Membership on the Board of Directors Because of Retirement or Disability. If a Participant dies after the Participant’s membership on the Board of Directors has terminated because of Retirement or Disability, any Stock Option held by the Participant may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the date of death and (ii) ending on and including the earlier of (A) the last day of the original exercise period remaining under the applicable award agreement or (B) the third anniversary of the date of termination of membership on the Board of Directors due to Retirement or Disability.

Termination of Membership on the Board of Directors for Reasons other than Retirement, Disability, Death or a Change in Control. If a Participant’s membership on the Board of Directors terminates for any reason other than Retirement, Disability, death or a Change in Control, the Stock Options held by such Participant, to the extent not previously vested, shall be forfeited at the time of such termination of membership on the Board of Directors. In addition, the Restricted Stock and RSUs held by such Participant, to the extent not previously vested, will be forfeited at the time of such termination of membership on the Board of Directors; provided that any vested Deferred Units will not be forfeited but shall settle in accordance with the terms of the underlying award agreement and any applicable deferral election form

Change in Control. Unless otherwise determined by the Committee, upon the occurrence of a Change in Control, all outstanding awards under the 2021 Plan will become immediately vested, exercisable and nonforfeitable, and will remain vested, exercisable and nonforfeitable during their remaining terms.

Amendment and Termination

The Board of Directors may amend, alter, or discontinue the 2021 Plan at any time, but no amendment, alteration, or discontinuation may be made which would impair the rights of a Participant under an award previously granted, without the Participant’s consent, or which would cause the 2021 Plan not to continue to comply with Rule 16b-3 under the Exchange Act, or any successor to such rule. Notwithstanding the above provisions, the Board of Directors will have broad authority to amend the 2021 Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments. The 2021 Plan expires by its terms five years following its approval.

U.S. Federal Income Tax Consequences

The following is a brief summary of the principal United States federal income tax consequences of transactions under the 2021 Plan, based on current United States federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different.

Non-Qualified Stock Options

Generally, a Participant will not recognize taxable income on the grant or vesting of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a Participant will recognize ordinary income in an amount equal to the difference between the market price of the Shares received on the date of exercise and the stock option cost (number of Shares purchased multiplied by the exercise price per Share). The Company will ordinarily be entitled to a deduction on the exercise date equal to the ordinary income recognized by the Participant upon exercise.

Restricted Stock

A Participant generally will not be taxed at the time a Restricted Stock Award is granted but will recognize taxable ordinary income when the Award vests or otherwise is no longer subject to a substantial risk of forfeiture. The amount of taxable income will be the market price of the Shares at that time.

Participants may elect to be taxed at the time of grant by making an election under Section 83(b) of the Internal Revenue Code within 30 days of the award date. If a Restricted Stock Award subject to the Section 83(b) election is subsequently canceled, no tax deduction will be allowed for the amount previously recognized as income, and no tax previously paid will be refunded. Unless a Participant makes a Section 83(b) election, dividends paid to a Participant on Shares of an unvested Restricted Stock Award will be taxable to the Participant as ordinary income. If the Participant made a Section 83(b) election, the dividends will be taxable to the Participant as dividend income.

2021 PROXY STATEMENT      53

The Company will ordinarily be entitled to a deduction at the same time and in the same amounts as the ordinary income recognized by the Participant. Unless a Participant has made a Section 83(b) election, the Company will also be entitled to a tax deduction, for dividends paid on unvested Restricted Stock Awards.

Restricted Stock Units

A Participant will generally not recognize taxable income on a RSU Award until Shares (or cash) subject to the Award are distributed. The amount of ordinary income will be the market price of the Shares on the date of distribution (or the amount of cash distributed). Any dividend equivalents paid on unvested RSUs are taxable as ordinary income when paid to the Participant.

The Company will ordinarily be entitled to a tax deduction at the same time and in the same amounts as the ordinary income recognized by the Participant. The Company will also be entitled to a deduction on any dividend equivalent payments made to the Participant.

The full text of the proposed plan is attached as Exhibit A to this Proxy Statement and incorporated by reference.

54      MURPHY OIL CORPORATION

 Audit Committee Report

In connection with the Company’s December 31, 2020 consolidated financial statements, the Audit Committee (the “Committee”) reviewed and discussed the audited financial statements with management and the specific disclosures contained in the Company’s Form 10-K, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and considered the compatibility of non-audit services with KPMG LLP’s independence. The Audit Committee also reviewed written disclosures and the letter from KPMG LLP as required by applicable requirements of the PCAOB regarding such independent accountant’s communications with the Audit Committee concerning independence and has discussed the independence with the accountant. The Committee met five times during 2020. Fees for services provided by the Company’s independent registered public accounting firm, KPMG LLP, for the years ended December 31, 2020 and 2019 are as follows:

	2020	2019

Audit fees	$2,345,000	$3,440,318

Audit-related fees[1]	$162,572	$260,418

Audit and audit-related fees	$2,507,572	$3,700,736

Tax fees	—	—

All other fees	—	—

Total fees	$2,507,572	$3,700,736
1

Audit related fees consisted principally of fees for services in connection with documents filed with the SEC, audits of foreign employee benefit plans, and special reports and related accounting consultations.

Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2020.

AUDIT COMMITTEE

R. Madison Murphy (Chairman)

Steve A. Cossé

Lawrence R. Dickerson

Elisabeth W. Keller

James V. Kelley

Robert N. Ryan, Jr.

2021 PROXY STATEMENT      55

PROPOSAL 4

Approval of Appointment of Independent Registered Public Accounting Firm

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR 2021.

56 MURPHY OIL CORPORATION

PROPOSAL 4

The Board desires that the stockholders indicate their approval or disapproval of the Audit Committee’s action in appointing KPMG LLP the Company’s independent registered public accounting firm for the fiscal year 2021. KPMG LLP has been serving the Company and its subsidiaries in this role for many years. KPMG LLP has advised the Company that its members have no direct or indirect financial interest in the Company or any of its subsidiaries. Members of KPMG LLP are expected to be present at the Annual Meeting of Stockholders for the purpose of responding to inquiries by stockholders, and such representatives will have an opportunity to make a statement if they desire to do so. The Audit Committee and the Board believe that the continued retention of KPMG to serve as our independent auditors is in the best interests of the Company and its stockholders.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Audit Committee is also responsible for the audit fee negotiations with KPMG LLP and pre-approves any engagement of KPMG LLP. Under Murphy’s policy for pre-approval of audit and permitted non-audit services by KPMG LLP, the Audit Committee has delegated the right to pre-approve services between meeting dates to one or more members of the Audit Committee, provided that decisions of such members to grant pre- approvals is presented at the next scheduled meeting of the Audit Committee. The Audit Committee evaluates all services, including those engagements related to tax and internal control over financial reporting, considering the nature of such services in light of auditor independence, in accordance with the rules of the PCAOB. In the fiscal year 2020, the percentage of services designated for audit fees, audit-related fees, tax fees, and all other fees that were approved by the Audit Committee were 94%, 6%, 0%, and 0%, respectively.

Our Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm, but it is not bound by the stockholders’ vote. Even if the selection of KPMG LLP is ratified, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

2021 PROXY STATEMENT      57

 General Information

 About the Annual Meeting

Submission of Stockholder Proposals

Pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, stockholder proposals for the 2022 Annual Meeting of Stockholders must be received by the Company at its principal executive office on or before November 27, 2021, for inclusion in the proxy materials.

A stockholder may wish to nominate candidates or present a proposal on other business at the Annual Meeting of Stockholders in 2022, but not for inclusion in the Company’s Proxy Statement and form of proxy relating to that meeting. This type of proposal is subject to the advance notice provisions of the Company’s by-laws. In the case of the 2022 Annual Meeting of Stockholders, notice must be received by the Company at its principal executive office no earlier than January 13, 2022, and no later than February 12, 2022.

Proxy Access Stockholder Director Nominations

The Company’s by-laws include a proxy access provision. Under the by-laws, stockholders who meet the requirements set forth in the by-laws may submit director nominations for inclusion in the proxy materials. Proxy access nominations for the 2022 Annual Meeting of Stockholders must be received by the Company at its principal executive office no earlier than October 28, 2021 and no later than November 27, 2021, and must meet all the requirements set forth in the by-laws.

Electronic Availability of Proxy Materials For 2021 Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 12, 2021. This Proxy Statement and Murphy Oil Corporation’s Annual Report to Stockholders and Form 10-K for fiscal year 2020 are available electronically at www.proxydocs.com/MUR.

Other Information

The management of the Company knows of no business other than that described above that will be presented for consideration at the meeting. If any other business properly comes before the meeting, it is the intention of the persons named in the proxies to vote such proxies thereon in accordance with their judgment.

The expense of this solicitation, including cost of preparing and distributing this Proxy Statement, will be paid by the Company. Such expenses may also include the charges and expenses of banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of shares.

In certain instances, one copy of the Company’s Annual Report or Proxy Statement is being delivered to two or more stockholders who share an address. Upon request, the Company will promptly deliver a separate copy of the Annual Report or Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered. Conversely, stockholders sharing an address who are receiving multiple copies of Annual Reports or Proxy Statements may request delivery of a single copy.

Requests in this regard should be addressed to:

Murphy Oil Corporation

c/o Corporate Secretary

9805 Katy Freeway, G-200

Houston, Texas 77024

(281) 675-9000

The above Notice and Proxy Statement are sent by order of the Board of Directors.

E. Ted Botner

Senior Vice President,

General Counsel and Corporate Secretary

Houston, Texas

March 26, 2021

58      MURPHY OIL CORPORATION

 Proxy Statement Summary

 and Users’ Guide

				For More Information	Board Recommendation

Proposal 1	Election of Directors			Page 1

	Claiborne P. Deming T. Jay Collins Steven A. Cossé Lawrence R. Dickerson	Roger W. Jenkins Elisabeth W. Keller James V. Kelley R. Madison Murphy	Jeffrey W. Nolan Robert N. Ryan, Jr. Neal E. Schmale Laura A. Sugg

Proposal 2	Advisory Vote to Approve Executive Compensation			Page 17

Proposal 3	Approval of the Proposed 2021 Stock Plan for Non-Employee Directors			Page 51

Proposal 4	Approval of Appointment of Independent Registered Public Accounting Firm			Page 56

INTERNET	MOBILE	PHONE	MAIL	IN PERSON
Go to www.proxyvote.com. You will need the 12-digit number included in your proxy card or notice.	You can scan this QR code to vote with your mobile phone. You will need the 12-digit number included in your proxy card or notice.	Call 1-800-690-6903. You will need the 12-digit number included in your proxy card or notice.	Send your completed and signed proxy card to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717	See page 60 regarding meeting attendance.

2021 PROXY STATEMENT      59

When and Where is the Company’s Annual Meeting of Stockholders?

Date: Wednesday, May 12, 2021 Time: 10:00 a.m. Central Daylight Time / 11:00 a.m. Eastern Daylight Time Virtual Location: www.virtualshareholdermeeting.com/MUR2021

May I attend the meeting?

Attendance at the meeting is open to stockholders of record as of March 15, 2021, Company employees and guests. If you are a stockholder, regardless of the number of shares you hold, you may participate in the 2021 Annual Meeting via the virtual meeting website below:

Date: Wednesday, May 12, 2021

Time: 10:00 a.m. CDT / 11:00 a.m. EDT

Virtual Location: www.virtualshareholdermeeting.com/MUR2021

You will need your control number included on your Notice, proxy card or voting instruction form to be admitted to the meeting as a stockholder, vote your shares and ask questions. Those without a control number may attend as guests but will not have the option to vote or ask questions during the meeting.

Stockholders are encouraged to log in to this website and pre-register for the webcast before the start time of the virtual-only 2021 Annual Meeting. Online check-in will begin 15 minutes prior to the start of the meeting. A technician will be available to address any technical difficulties via a phone number provided on the virtual meeting website listed above.

Who may vote?

You may vote if you were a holder of record of Murphy Oil Corporation common stock as of the close of business on March 15, 2021. Each share of common stock is entitled to one vote at the Annual Meeting. You may vote in person at the meeting, or by proxy via the methods explained on page 61 of this document.

Why should I vote?

Your vote is very important regardless of the amount of stock you hold. The Board strongly encourages you to exercise your right to vote as a stockholder of the Company.

Why did I receive a Notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

We are providing access to our proxy materials via the internet. As a result, we have sent a Notice of Internet Availability instead of a paper copy of the proxy materials to most of our stockholders. The Notice contains instructions on how to access the proxy materials via the internet and how to request a paper copy. In addition, the website provided in the Notice allows stockholders to request future proxy materials in printed form by mail or electronically by email. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.

Why did I receive a paper copy instead of a Notice in the mail regarding the internet availability of proxy materials?

We are providing certain stockholders, including those who have previously requested paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice. If you would like to reduce the costs incurred by Murphy in mailing proxy materials and conserve natural resources, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via email. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

May I vote my stock by filling out and returning the Notice?

No. Instructions on how to access the proxy materials and vote are in the email sent to you and on the Notice.

How can I access the proxy materials through the internet?

Your Notice or proxy card will contain instructions on how to view our proxy materials for the Annual Meeting via the internet. The Proxy Statement and Annual Report are also available at www.proxydocs.com/MUR.

60      MURPHY OIL CORPORATION

VOTING PROCEDURES

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting is required for approval of matters presented at the meeting. Your proxy will be voted at the meeting unless you (i) revoke it at any time before the vote by filing a revocation with the Corporate Secretary of the Company, (ii) duly execute a proxy card bearing a later date or (iii) voting at the meeting. If you voted via the Internet, mobile device or telephone, you can change your vote with a timely and valid later vote or by voting by ballot at the meeting. Proxies returned to the Company, votes cast other than at the meeting and written revocations will be disqualified if received after commencement of the meeting. If you elect to vote your proxy card or vote by telephone, mobile device or internet as described in the telephone/ mobile device/internet voting instructions on your proxy card or Notice, the Company will vote your shares as you direct. Your telephone/mobile device/ internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.

“Broker non-votes” result when brokers or nominees do not receive instruction from the beneficial owners and that broker or nominee does not have discretionary authority to vote on non-routine matters. The proposal to approve the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year is the only routine matter on the ballot. Abstentions and broker non-votes are not counted as votes cast and have no effect on the outcome of any of the proposals, other than for the 2021 Stock Plan for Non-Employee Directors. Under NYSE rules, abstentions will be counted as a vote cast and have the effect of a negative vote. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by the Company to act as Judges of Election for the meeting.

Unless specification to the contrary is made, the shares represented by the enclosed proxy, if signed and returned, will be voted FOR all the nominees for director, FOR the approval of the compensation of the Company’s Named Executive Officers, FOR the approval of the proposed 2021 Stock Plan for Non-Employee Directors and FOR the approval of the action of the Audit Committee of the Board of Directors in appointing KPMG LLP as the Company’s independent registered public accounting firm for 2021.

The expenses of printing and distributing proxy material, including expenses involved in forwarding materials to beneficial owners of stock, will be paid by the Company. The Company’s officers or employees, without additional compensation, may solicit the return of proxies from certain stockholders by telephone or other means.

VOTING SECURITIES

On March 15, 2021 , the record date for the meeting, the Company had 154,316,510 shares of Common Stock outstanding, all of one class and each share having one vote with respect to all matters to be voted on at the meeting. This amount does not include 40,784,180 shares of treasury stock. Information as to Common Stock ownership of certain beneficial owners and management is set forth in the tables on pages 48 and 49 (“Security Ownership of Certain Beneficial Owners” and “Security Ownership of Management”).

2021 PROXY STATEMENT      61

 Exhibit A

MURPHY OIL CORPORATION

2021 STOCK PLAN FOR NON-EMPLOYEE DIRECTORS

I. PLAN PURPOSE.

The purpose of the 2021 Stock Plan for Non-Employee Directors (the “Plan”) is to advance the interests of Murphy Oil Corporation by enhancing the ability of the Company to attract and retain directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions.

II. DEFINITIONS.

For purposes of the Plan, the following terms shall be defined as set forth below:

(1) “Board” means the Board of Directors of the Company.

(2) “Change in Control” means a transaction or event that qualifies as a “change in control event” within the meaning of Section 409A.

(3) “Code” means the Internal Revenue Code of 1986, as amended, together with the published rulings, regulations, and interpretations duly promulgated thereunder.

(4) “Committee” means the Committee referred to in Section III which has been designated by the Board to administer the Plan.

(5) “Common Stock” or “Common Share” means the Common Stock of the Company, with a par value of $1.00 per share.

(6) “Company” means Murphy Oil Corporation and any successor organization.

(7) “Deferred Units” has the meaning set forth in paragraph 6 of Section VII.

(8) “Disability” means a physical or mental condition that prevents the Participant from performing his duties as a member of the Board for a period expected to exceed six consecutive months.

(9) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(10) “Fair Market Value” of a share of Common Stock is the mean of the highest and lowest prices per share on the New York Stock Exchange Consolidated Tape, or such service as the Board may select, on the appropriate date, or in the absence of reported sales on such day, the most recent previous day for which sales were reported. For Stock Options, Fair Market Value may also be determined by such methods or procedures as may be established by the Committee from time to time, in its discretion, in accordance with Section 409A.

(11) “Non-Employee Director” means a person who, as of any applicable date, is a member of the Board and is not an employee of the Company or any of its Subsidiaries.

(12) “Non-Qualified Stock Option” means a Stock Option granted under Section VI which is not intended to be an incentive stock option within the meaning of Section 422 of the Code.

(13) “Option Price” means the price specified in Section VI.

(14) “Participant” means the recipient of a Stock Option, Restricted Stock Award, or Restricted Stock Unit Award granted under the Plan.

(15) “Person” means an individual, corporation, partnership, association, trust, or any other entity or organization.

(16) “Restricted Period” means the period designated by the Committee during which Restricted Stock or Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered and during which such Restricted Stock or Restricted Stock Unit is subject to forfeiture.

(17) “Restricted Stock” means those shares of Common Stock issued pursuant to a Restricted Stock Award, which are subject to the restrictions, terms, and conditions specified by the Committee pursuant to Section VII.

62      MURPHY OIL CORPORATION

(18) “Restricted Stock Award” means an award of Restricted Stock granted under Section VII.

(19) “Restricted Stock Unit” means a right granted under Section VII to receive a share of Common Stock or its equivalent value in cash, subject to such Restricted Period and/or settlement deferral periods as the Committee shall determine.

(20) “Restricted Stock Unit Award” means an award of Restricted Stock Units granted under Section VII.

(21) “Retirement” means retirement from the Board after the earlier of reaching age 72 or at such time as agreed upon by the Committee.

(22) “Section 409A” means Section 409A of the Code.

(23) “Separation from Service” means a “separation from service” within the meaning of Section 409A.

(24) “Stock Option” or “Option” means any Non-Qualified Stock Option to purchase shares of Common Stock granted under Section VI below.

(25) “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

III. ADMINISTRATION

The Plan shall be administered by a Committee of the Board, designated by the Board and to be comprised of not less than two members of the Board. Each director, while serving as a member of the Committee, shall be considered to be acting in his capacity as a director of the Company. Members of the Committee shall be appointed from time to time for such terms as the Board shall determine, and may be removed by the Board at any time with or without cause. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to construe and interpret the Plan, to establish, amend, and rescind appropriate rules and regulations relating to the Plan, to determine the Persons to whom and the time or times at which to grant Stock Options, Restricted Stock Awards, or Restricted Stock Unit Awards thereunder, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Stock Options, Restricted Stock Awards, and Restricted Stock Units Awards granted thereunder, as it may deem necessary or advisable to carry out the provisions and intent of the Plan. All determinations of the Committee shall be by a majority of its members, and its determinations shall be binding, final and conclusive for all purposes and upon all Persons, including but without limitation, the Company, the Committee, the Board, the Participants, and their respective successors in interest.

IV. SHARES SUBJECT TO THE PLAN AND ANNUAL AWARD LIMIT.

Subject to any adjustment as provided in Section XI, an aggregate of 800,000 shares of Common Stock shall be available for issuance of grants under the Plan. In no event shall any individual Participant receive compensation with respect to any calendar year, including grants of awards under the Plan and any cash fees paid to such Participant for services rendered for such calendar year, in excess of $750,000, with the value of any shares of Common Stock subject to awards granted under the Plan calculated based on the aggregate Fair Market Value (or in the case of Stock Options, the grant date value of such Stock Options as determined by the Committee) of such shares of Common Stock at the time of grant. The shares of Common Stock deliverable upon the exercise of Stock Options, the award of Restricted Stock or settlement of Restricted Stock Units may be made available from authorized but unissued Common Shares or Common Shares reacquired by the Company, including Common Shares purchased in the open market. If any grants under the Plan shall expire or be cancelled, forfeited, or terminated for any reason without Common Shares having been delivered, the Common Shares subject to, but not delivered under, such grants may again become available for the grant of other Stock Options, Restricted Stock, or Restricted Stock Units under the Plan. No Common Shares deliverable to the Company in full or partial payment of the purchase price payable pursuant to Section VI or VII of the Plan shall become available for the grant of other Stock Options, Restricted Stock, or Restricted Stock Units under the Plan.

V. ELIGIBILITY.

Only Non-Employee Directors are eligible to be granted Stock Options, Restricted Stock, or Restricted Stock Units under the Plan.

VI. STOCK OPTIONS.

Each Stock Option granted under this Plan shall be evidenced by a written award agreement which shall comply with and be subject to the following terms and conditions.

2021 PROXY STATEMENT      63

(1) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom Stock Options may be granted, the number of shares to be covered by each Stock Option, and the conditions and limitations, if any, in addition to those set forth in this Section VI, applicable to such Stock Options. Each such grant shall be confirmed by a written award agreement executed by the Company and the Participant, which agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such grant. Unless otherwise determined by the Committee, each award agreement shall provide that the Stock Option is not transferable by the Participant otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Participant’s lifetime, only by such Participant.

(2) Grant Price. The Committee shall establish the grant price at the time each Stock Option is granted, which price shall not be less than 100 percent of the Fair Market Value of the Common Stock on the date of grant.

(3) Exercisability and Term. Each Stock Option granted under the Plan will become exercisable and mature in three equal annual installments commencing on the first anniversary of the date of grant and annually thereafter. Each Stock Option granted under the Plan shall expire seven years from the date of grant, except as otherwise set forth in Section IX of the Plan.

(4) Payment Upon Exercise. Stock Options may be exercised only upon payment to the Company in full of the grant price of the Common Shares to be delivered. Such payment shall be made in cash or in Common Stock, or in a combination of cash and Common Stock, or such other consideration as shall be approved by the Committee. The sum of the cash and the Fair Market Value of such Common Stock or other consideration shall be at least equal to the aggregate grant price of the Common Shares to be delivered.

VII. RESTRICTED STOCK AWARDS AND RESTRICTED STOCK UNITS.

(1) Grant of Awards. Restricted Stock and Restricted Stock Units may be granted at any time and from time to time prior to the termination of the Plan as determined by the Committee. Restricted Stock is an award or issuance of Common Shares, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued service) and terms as the Committee deems appropriate. Restricted Stock Units are awards denominated in units of Common Shares under which the issuance of shares is subject to such conditions (including continued service) and terms as the Committee deems appropriate. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by a written award agreement. Unless determined otherwise by the Committee, each Restricted Stock Unit will be equal to one Common Share and will entitle a Participant to either the issuance of Common Shares or payment of an amount of cash determined with reference to the value of Common Shares. To the extent determined by the Committee, Restricted Stock and Restricted Stock Units may be satisfied or settled in Common Shares, cash or a combination thereof. Restricted Stock and Restricted Stock Units granted pursuant to the Plan need not be identical but each grant of Restricted Stock and Restricted Stock Units must contain and be subject to the terms and conditions set forth below.

(2) Contents of Agreement. Each award agreement shall contain provisions regarding (a) the number of Common Shares or Restricted Stock Units subject to such award or a formula for determining such number, (b) the purchase price of the Common Shares, if any, and the means of payment, which may be in cash or in Common Stock, or in a combination of cash and Common Stock, or such other consideration as shall be approved by the Committee, (c) such terms and conditions on the grant, issuance, vesting, and/or forfeiture of the Common Shares or Restricted Stock Units as may be determined from time to time by the Committee, and (d) restrictions on the transferability of the Common Shares or Restricted Stock Units. Common Shares issued under a Restricted Stock Award may be issued in the name of the Participant and held by the Participant or held by the Company, in each case as the Committee may provide.

(3) Vesting Criteria. Restricted Stock and Restricted Stock Units may be subject to time-based vesting conditions. The grant, issuance, retention, vesting, and/or settlement of shares of Restricted Stock and Restricted Stock Units will occur when and in such installments as the Committee determines or under criteria the Committee establishes.

(4) Voting Rights. Unless otherwise determined by the Committee at the time of grant, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares during the Restricted Period. Participants shall have no voting rights with respect to Common Shares underlying Restricted Stock Units unless and until such Common Shares are reflected as issued and outstanding shares on the Company’s stock ledger.

(5) Dividends. Participants in whose name Restricted Stock is granted shall be entitled to receive all dividends and other distributions paid with respect to those shares, unless otherwise determined by the Committee at the time of grant. The Committee will determine whether any such dividends or distributions will be automatically reinvested in additional shares of Restricted Stock or will be paid in cash. Any dividends or other distributions paid with respect to Restricted Stock (whether paid in Common Shares or cash) shall be subject to the same restrictions on transferability as the Restricted Stock with respect to which they were distributed and shall not be paid to the Participant prior to the time at which such Restricted Stock becomes nonforfeitable. A Restricted Stock Unit shall be entitled to dividend equivalents only to the extent, and in the form, provided by the Committee in the applicable award agreement or otherwise;

64      MURPHY OIL CORPORATION

provided that if the dividends or other distributions relate to a Common Share underlying the Restricted Stock Unit during the period that the Restricted Stock Unit is outstanding, the payment of such dividend or a dividend equivalent to the Participant shall not be paid prior to the time at which such Restricted Stock Unit becomes nonforfeitable.

(6) Deferral of Restricted Stock Units. Subject to the requirements of paragraph 3 of this Section VII, the Committee may provide for the ability of a Participant to elect to defer the settlement of, or may mandate the deferred settlement of, Restricted Stock Units such that receipt of the shares of Common Stock otherwise issuable upon vesting of the Restricted Stock Units shall be deferred to such time as may be elected by such Participant or determined by the Committee (“Deferred Units”).

VIII. CHANGE IN CONTROL.

Unless otherwise determined by the Committee, upon the occurrence of a Change in Control, all outstanding Stock Options, Restricted Stock Awards, and Restricted Stock Unit Awards granted to Participants shall become immediately vested, exercisable and nonforfeitable, and shall remain vested, exercisable and nonforfeitable during their remaining terms.

IX. STOCK OPTIONS IN THE EVENT OF TERMINATION.

Unless otherwise determined by the Committee, the following shall apply to Stock Option grants under Section VI of the Plan.

(1) Termination of Board Membership Because of Retirement or Disability. If a Participant’s membership on the Board terminates because of Retirement or Disability, any Stock Option held by the Participant may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the later of (A) one year after the date of grant of such Stock Option or (B) the date of termination of Board membership due to Retirement or Disability; and (ii) ending on and including the earlier of (A) the last day of the original exercise period remaining under the applicable award agreement or

(B) the third anniversary of the date of termination of Board membership due to Retirement or Disability.

(2) Termination of Board Membership Because of Death. If a Participant’s membership on the Board terminates because of death, any Stock Option held by the Participant may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the date of death and (ii) ending on and including the earlier of (A) the last day of the original exercise period remaining under the applicable award agreement or (B) the third anniversary of the date of death.

(3) Death After Termination of Board Membership Because of Retirement or Disability. If a Participant dies after the Participant’s membership on the Board has terminated because of Retirement or Disability, any Stock Option held by the Participant may be exercised, in whole or in part, to the extent not previously exercised, only during the period (i) beginning on the date of death and (ii) ending on and including the earlier of (A) the last day of the original exercise period remaining under the applicable award agreement or (B) the third anniversary of the date of termination of Board membership due to Retirement or Disability.

(4) Termination of Board Membership for Reasons other than Retirement, Disability, Death or a Change in Control. If a Participant’s membership on the Board terminates for any reason other than Retirement, Disability, death or a Change in Control, the Stock Options held by such Participant, to the extent not previously vested, shall be forfeited at the time of such termination of Board membership.

X. RESTRICTED STOCK AND RESTRICTED STOCK UNITS IN THE EVENT OF TERMINATION.

(1) Termination of Board Membership because of Retirement, Disability or Death. If a Participant’s membership on the Board terminates because of Retirement, Disability or death, the restrictions shall be lifted on all Restricted Stock and Restricted Stock Units held by the Participant; provided that the settlement of any vested Deferred Units shall remain subject to the terms of the underlying award agreement and any applicable deferral election form.

(2) Termination of Board Membership for Reasons other than Retirement, Disability or Death. If a Participant’s membership on the Board terminates for any reason other than Retirement, Disability or death, the Restricted Stock and Restricted Stock Units held by such Participant, to the extent not previously vested, shall be forfeited at the time of such termination of Board membership; provided that any vested Deferred Units shall not be forfeited but shall settle in accordance with the terms of the underlying award agreement and any applicable deferral election form.

XI. ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

If there shall be any change in the Common Stock subject to the Plan or to any Stock Option, Restricted Stock, or Restricted Stock Unit granted thereunder through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, exchange of stock, or other change in the corporate structure, appropriate adjustments shall be made in the aggregate number and kind of shares or other securities or property subject to the Plan, and the number and kind of shares or other securities or property subject to outstanding and to subsequent Stock Option, Restricted Stock, or Restricted Stock Unit grants and in the purchase price of outstanding Stock Options to reflect such changes.

2021 PROXY STATEMENT      65

XII. PLAN AMENDMENTS AND TERMINATION.

The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Restricted Stock, or Restricted Stock Unit theretofore granted, without the Participant’s consent, or which would cause the Plan not to continue to comply with Rule 16b- 3 under the Exchange Act, or any successor to such Rule. Notwithstanding the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

XIII. LIMITATION.

Unless otherwise stated herein, the following limitations shall be applicable to Participants and their rights as stockholders.

(1) No Right to Continue as a Director. Neither the Plan, nor the granting of a Stock Option, Restricted Stock Award, or Restricted Stock Unit Award nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Participant has a right to continue as a Non-Employee Director for any period of time, or at any particular rate of compensation.

(2) No Stockholders’ Rights for Stock Options. A Participant granted a Stock Option hereunder shall have no rights as a stockholder with respect to the Common Shares covered by Stock Options granted hereunder until the date of the issuance of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

XIV. NOTICE.

Any written notice to the Company required by any of the provisions of this Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

XV. GENERAL PROVISIONS.

The following general provisions are applicable to the Plan.

(1) The Committee may require each Person purchasing Common Shares pursuant to a Stock Option or receiving Common Stock pursuant a grant of Restricted Stock or Restricted Stock Units to represent to and agree with the Company in writing that such Person is acquiring the Common Shares without a view to distribution thereof. The certificates for such Common Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, the New York Stock Exchange, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

(2) Other than as provided for in Sections XI and XII hereof, the exercise price of a Stock Option may not be reduced without stockholder approval (including canceling previously awarded Stock Options and regranting them with a lower exercise price).

(3) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(4) No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to a Stock Option, Restricted Stock Award, or Restricted Stock Unit Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local, or foreign taxes of any kind required by law to be withheld with respect to such amount. Subject to the consent of the Committee and to such limitations as the Committee may impose, withholding obligations may be settled with Common Stock, including Common Stock that is part of the grant that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(5) The Board intends that, except as may be otherwise determined by the Committee, any awards under the Plan satisfy the requirements of Section 409A to avoid the imposition of any taxes, including additional income taxes, thereunder. If the Committee determines that an award agreement, payment distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to Section 409A unless the Committee expressly determines otherwise, such award, agreement, payment distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provision of the Plan and/or award agreement will be deemed modified, or, if necessary, rescinded in order to comply with the requirements of Section 409A. In the case of any award which is to be paid out when vested, such payment shall be made as soon as administratively feasible after the award became vested, but in no event shall such payment be made later than 2 1/2 months after the end of the calendar year in which the award became vested unless otherwise permitted under the exemption provisions of Section 409A.

66      MURPHY OIL CORPORATION

(6) Award agreements with respect to awards pursuant to the Plan may contain, in addition to terms and conditions prescribed in the Plan, such other terms and conditions as the Committee may deem appropriate provided such terms and conditions are not inconsistent with the provisions of the Plan. In the event of any conflict between the terms and provisions of the Plan and the award agreement, the terms and provisions of the Plan shall control.

(7) It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, and any successor rule thereto.

(8) In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(9) The Plan and all awards made and actions taken thereunder shall be governed by the laws of the State of Arkansas, without regard to the conflict of law provisions of any state, and shall be construed accordingly.

XVI. EFFECTIVE DATE AND TERMINATION OF PLAN.

The Plan shall become effective immediately following approval by the stockholders of the Company at the 2021 Annual Meeting of Stockholders. The Plan shall terminate on the fifth anniversary of the date of the Plan’s approval by stockholders.

2021 PROXY STATEMENT      67

 Annex

NON-GAAP RECONCILIATIONS

Presented below is free cash flow (a non-GAAP financial measure consisting of net cash provided by continuing operations, which includes noncontrolling interest, less property additions and dry hole costs). Management believes free cash flow is important information to provide as it is used by management to evaluate the Company’s ability to generate additional cash from business operations. Free cash flow is a non-GAAP financial measure and should not be considered a substitute for other financial measures as determined in accordance with accounting principles generally accepted in the United States of America. Additionally, our definition of free cash flow is limited and does not represent residual cash flows available for discretionary expenditures due to the fact that the measure does not deduct the payments required for debt service and other obligations or payments made for business acquisitions. Therefore, we believe it is important to view free cash flow as supplemental to our entire statement of cash flows.

($ in millions)	Year Ended December 31, 2020

Net cash provided by continuing operations	$803

Property additions and dry hole costs	(760)

Proceeds from sales of property, plant and equipment	14

Free cash flow	$57

68      MURPHY OIL CORPORATION

MURPHY
OIL CORPORATION

OUR PURPOSE

We believe in providing energy that empowers people.

OUR MISSION

We challenge the norm, tap into our strong legacy and use our foresight and financial discipline to deliver inspired energy solutions.

OUR VISION

We see a future where we are an industry leader who is positively impacting lives for the next 100 years and beyond.

OUR BEHAVIORS

Do Right Always

- Respect people, safety, environment and the law
- Follow through on commitments
- Share openly and accurately
- Make it better

Stay With It

- Show resilience
- Lean into challenges
- Support each other
- Consider the implications

Think Beyond Possible

- Offer solutions
- Step up and lead
- Don't settle for "good enough"
- Embrace new opportunities

60 YEARS
MUR LISTED NYSE

9805 KATY FREEWAY, SUITE G-200

HOUSTON, TEXAS 77024

VOTE BY INTERNET

Before The Meeting -Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 11, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 10, 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MUR2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 11, 2021 for shares held directly and by 11:59 p.m. Eastern Time on May 10, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D39598-Z79224	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  MURPHY OIL CORPORATION

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	T.J. Collins	☐	☐	☐

	1b.	S.A. Cossé	☐	☐	☐

	1c.	C.P. Deming	☐	☐	☐

	1d.	L.R. Dickerson	☐	☐	☐

	1e.	R.W. Jenkins	☐	☐	☐

	1f.	E.W. Keller	☐	☐	☐

	1g.	J.V. Kelley	☐	☐	☐

	1h.	R.M. Murphy	☐	☐	☐

	1i.	J.W. Nolan	☐	☐	☐

	1j.	R.N. Ryan, Jr.	☐	☐	☐

	1k.	N.E. Schmale	☐	☐	☐

	1l.	L.A. Sugg	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.
		For	Against	Abstain

2.	Advisory vote on executive compensation.	☐	☐	☐

3.	Approval of the proposed 2021 Stock Plan for Non-Employee Directors.	☐	☐	☐

4.	Approval of the appointment of KPMG LLP as independent registered public accounting firm for 2021.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D39599-Z79224

MURPHY OIL CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR ANNUAL MEETING MAY 12, 2021

The stockholder(s) whose name(s) appear(s) on the reverse side hereby appoint(s) Claiborne P. Deming and Roger W. Jenkins, or each of them, as the stockholder’s proxy or proxies, with full power of substitution, to vote all shares of Common Stock of Murphy Oil Corporation which the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/MUR2021 on May 12, 2021, at 10:00 a.m., Central Daylight Time, and any adjournments thereof, as fully as the stockholder(s) could if personally present.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE, BUT IF NONE ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3 AND 4. AS FAR AS THE COMPANY KNOWS, THESE ARE THE ONLY MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. AS TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED AS PROXIES MAY VOTE THESE SHARES IN THEIR DISCRETION.

Murphy Oil Corporation encourages you to take advantage of one of the convenient ways to vote the shares for proposals to be covered at the Annual Meeting of Stockholders. Please take this opportunity to use one of the four voting methods detailed on the reverse side of this card to vote these shares.

Continued and to be signed on reverse side

9805 KATY FREEWAY, SUITE G-200

HOUSTON, TEXAS 77024

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 11, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MUR2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 11, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D39600-P50447	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  MURPHY OIL CORPORATION

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	T.J. Collins	☐	☐	☐

	1b.	S.A. Cossé	☐	☐	☐

	1c.	C.P. Deming	☐	☐	☐

	1d.	L.R. Dickerson	☐	☐	☐

	1e.	R.W. Jenkins	☐	☐	☐

	1f.	E.W. Keller	☐	☐	☐

	1g.	J.V. Kelley	☐	☐	☐

	1h.	R.M. Murphy	☐	☐	☐

	1i.	J.W. Nolan	☐	☐	☐

	1j.	R.N. Ryan, Jr.	☐	☐	☐

	1k.	N.E. Schmale	☐	☐	☐

	1l.	L.A. Sugg	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.
		For	Against	Abstain

2.	Advisory vote on executive compensation.	☐	☐	☐

3.	Approval of the proposed 2021 Stock Plan for Non-Employee Directors.	☐	☐	☐

4.	Approval of the appointment of KPMG LLP as independent registered public accounting firm for 2021.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D39601-P50447

MURPHY OIL CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR ANNUAL MEETING MAY 12, 2021

The stockholder(s) whose name(s) appear(s) on the reverse side hereby appoint(s) Claiborne P. Deming and Roger W. Jenkins, or each of them, as the stockholder’s proxy or proxies, with full power of substitution, to vote all shares of Common Stock of Murphy Oil Corporation which the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/MUR2021 on May 12, 2021, at 10:00 a.m., Central Daylight Time, and any adjournments thereof, as fully as the stockholder(s) could if personally present.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE, BUT IF NONE ARE INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3 AND 4. AS FAR AS THE COMPANY KNOWS, THESE ARE THE ONLY MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING. AS TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED AS PROXIES MAY VOTE THESE SHARES IN THEIR DISCRETION.

Murphy Oil Corporation encourages you to take advantage of one of the convenient ways to vote the shares for proposals to be covered at the Annual Meeting of Stockholders. Please take this opportunity to use one of the four voting methods detailed on the reverse side of this card to vote these shares.

Continued and to be signed on reverse side